EXHIBIT 10.1

                      PURCHASE AGREEMENT

     This Purchase Agreement dated as of August 13, 1997, is made by and between SA Telecommunications, Inc., a Delaware corporation (the "Company") and Northstar High Total Return Fund ("Purchaser").

     WHEREAS, the Company has previously issued a 10% Convertible Debenture Due 2006 in the principal amount of $3,800,000, convertible into Common Stock of the Company, to the Purchaser on March 25, 1997;

     WHEREAS, the Purchaser and the Company have agreed to amend certain terms applicable to such Prior Debenture through the attachment of an Allonge;

     WHEREAS, the Company is empowered to issue additional indebtedness for any of the objects and purposes of the Company;

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of an additional 10% Convertible
Debenture Due 2006 in the principal amount of $5,000,000, convertible into Common Stock of the Company, to be issued under and pursuant to the provisions of this Agreement;

     WHEREAS, the Debenture is being offered and sold to the Purchaser without being registered under the Securities Act of 1933, as amended; and

     WHEREAS, upon and subject to the terms and conditions of this Agreement, the Company has agreed to issue and sell the Debenture to the Purchaser, and the Purchaser has agreed to purchase the Debenture from the Company;

     NOW, THEREFORE, in consideration of the premises and the purchase of the Debenture by the Purchaser, and the agreement to amend the Prior Debenture through the attachment of an Allonge, the Company and the Purchaser hereby agree as follows:

1. DEFINITIONS. The terms defined in this Section 1 shall have for all purposes of this Agreement the respective meanings specified in this Section 1.

     "Act" means the Securities Act of 1933, as amended.

     "Agreement" means this Purchase Agreement as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

     "Allonge" means that certain allonge to the Prior Debenture in the form of Exhibit A hereto.

     "Closing" means the closing of the transactions contemplated hereby.

     "Commission" means the Securities and Exchange Commission.


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     "Common Stock" means the common stock, $0.0001 par value, of the Company.

     "Company" means SA Telecommunications, Inc., a Delaware corporation.

     "Confidential Disclosure Statement" means the Confidential
     Disclosure Statement dated August 13, 1997 attached as Exhibit
     B hereto.

     "Debenture" means that certain 10% convertible debenture of the Company in the face amount of $5,000,000 in the form of Exhibit C hereto which shall be issued by the Company to the Purchaser at the Closing.

     "Debenture Agreements" includes this Agreement, the Allonge, the Debenture, the Registration Rights Agreement and any other documents required by this Agreement as a condition to the Purchaser purchasing the Debenture or executed or delivered by the Company and/or Purchaser at the Closing.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Incorporated Documents" means the documents which at the time are incorporated by reference in the Memorandum or any amendment or supplement thereto.

     "Indenture" means the Indenture dated as of August 12, 1996 between the Company and United States Trust Company of New
     York, as Trustee, with respect to the Prior Notes.

     "June 30 Financial Statements" means the Company's unaudited substantially complete financial statements for the quarter ended June 30, 1997 attached as Exhibit D hereto.

     "Memorandum" means collectively: (i) the Prospectus, (ii) the Confidential Disclosure Statement, (iii) the Company's Form 8-K filings dated July 3, 1997 and July 21, 1997, (iv) the Company's Form 10-QSB for the quarter ended March 31, 1997 (as amended by the Form 10-QSB/A filed with the Commission on July 8, 1997), and (v) the June 30 Financial Statements. Any reference to the Memorandum shall be deemed to include all amendments and supplements thereto and any documents filed under the Exchange Act and the rules and regulations of the Commission thereunder.

     "Prior Debenture" means the Company's 10% Convertible
     Debenture Due 2006 issued on March 25, 1997 to the Purchaser.

     "Prior Notes" means the Company's 10% Convertible Notes Due
     2006 issued on August 12, 1996.

     "Prospectus" means the Prospectus dated June 2, 1997 with respect to the Prior Notes.


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     "Registration Rights Agreement" means the Registration Rights
     Agreement dated as of March 25, 1997 between the Company and Purchaser, as amended by this Agreement.

     "Subsidiaries" means Long Distance Network, Inc., a Texas corporation, U.S. Communications, Inc., a Texas corporation, AddTel Communications, Inc., a California corporation, and North American Telecommunications Corporation, a Texas corporation.

The terms subsequently defined in this Agreement shall have the respective meanings assigned to them herein and shall include the singular as well as the plural.

     2. PURCHASE AND SALE OF DEBENTURE; DELIVERY AND ACCEPTANCE OF THE ALLONGE. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions set forth herein, at the Closing the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Debenture at a purchase price of $3,500,000 to be paid by wire transfer in immediately available funds. Additionally, at the Closing, the Company agrees to amend certain of the terms and provisions of the Prior Debenture through delivery to the Purchaser of the Allonge and the Purchaser agrees to accept the Allonge as evidence of the amendments made thereto. The Closing shall be held on August 13, 1997 at 10:00 a.m., New York time, at the offices of Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111 or at such other place and time as may be mutually agreed to by the Company and the Purchaser. At the Closing, the Company will execute and deliver this Agreement, the Debenture and the Allonge to the Purchaser against payment of the aggregate purchase price of the Debenture specified in SECTION 2 hereof by wire transfer of immediately available funds, and execution by the Purchaser of this Agreement and the Allonge. The Purchaser and its transferees of the Prior Debenture and the Debenture will be entitled to the benefits of the Registration Rights Agreement pursuant to which the Company has granted, among other things, certain piggyback registration rights with respect to certain registration statements filed by the Company registering the shares of Common Stock issuable upon conversion of the Prior Debenture and the Debenture under the Act.

     3. EXPENSES. The Company shall pay all expenses of the transactions contemplated by this Agreement, and shall pay or reimburse the Purchaser for all costs and expenses incurred by the Purchaser in connection with the preparation, execution, delivery of this Agreement, including without limitation, the fees, expenses and disbursements of counsel to the Purchaser, provided such fees, expenses and disbursements do not exceed $5,000.

     4.   THE SECURITIES.

          (a) THE DEBENTURE. The Debenture in the principal amount of $5,000,000 shall be in the form of EXHIBIT C hereto. The Debenture will be convertible at the holder's option into shares of Common Stock at a conversion price of $1.50 per share, subject to adjustment in certain circumstances.

          (b) THE ALLONGE. The Allonge to the Prior Debenture shall be in the form of EXHIBIT A hereto. The Allonge shall
     (i) amend the initial conversion price applicable to the Prior Debenture to $1.50 per share, subject to adjustment in certain circumstances, (ii) provide



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     for an adjustment to the then applicable conversion price
     should the Company sell its shares of Common Stock or derivative securities exchangeable, convertible or exercisable into Common Stock to certain restricted purchasers for aggregate consideration less than the conversion price applicable to the Prior Debenture and (iii) provide a choice of forum clause to the Prior Debenture selecting New York as the venue of choice between the parties.

     5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The
Company represents and warrants to the Purchaser that:

          (a) The Memorandum does not contain any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) The Incorporated Documents heretofore filed were filed in a timely manner and, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects to the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further Incorporated Documents will, when so filed, be filed in a timely manner and conform in all material respects to the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) The Company has 50,000,000 shares of Common Stock authorized, 15,668,835 of which were issued and outstanding as of August 11, 1997; the Company has 15,000,000 shares of Preferred Stock authorized, of which the Company has designated 250,000 shares as Series A Cumulative Convertible Preferred Stock ("Series A Preferred Stock"), which, as of the date hereof, 180,000 shares are outstanding; all of the outstanding shares of capital stock of the Company and each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; all of the outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting, other than the security interests in favor of Greyrock Business Credit. Except for the Subsidiaries (or other subsidiaries of the Company which are not material to the business of the Company) or as disclosed in the Memorandum, the Company does not own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any corporation, partnership, joint venture or other entity.

          (d) The shares of Common Stock issuable upon conversion of the Debenture have been duly authorized for issuance upon conversion of the Debenture and duly reserved for such issuance and, when issued upon such conversion in accordance with the terms of the



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     Debenture, will have been validly issued and will be fully paid and nonassessable, and the issuance of such shares of Common Stock is not subject to any preemptive or similar rights.

          (e) Each of the Company and the Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and corporate authority to own its properties and conduct its business as now conducted and as described in the Memorandum; each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, financial condition, prospects as described in the Memorandum or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a "Material Adverse Effect").

          (f) The Company has all requisite corporate power and corporate authority to execute, deliver and perform its obligations under the Debenture. The Debenture has been duly and validly authorized by the Company and, when executed by the Company and when issued and delivered to and paid for by the Purchaser in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

          (g) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Company and, when this Agreement is executed and delivered by the Company, will continue to constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

          (h) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company.



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          (i)  Assuming the accuracy of the Purchaser's
     representations in Section 6, no consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the issuance and sale by the Company of the Debenture to the Purchaser, the issuance of shares of Common Stock upon conversion of the Debenture or the consummation by the Company of the other transactions contemplated hereby, except such as have been obtained and such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Debenture by the Purchaser. None of the Company or the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document),
     (ii) except as disclosed in the Memorandum, in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) except as disclosed in the Memorandum, in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, "Contracts"), except for any such breach, default, violation or event which would not, individually or in the aggregate, have a Material Adverse Effect.

          (j) Neither the execution, delivery or performance by the Company of this Agreement or the Registration Rights Agreement nor the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Debenture to the Purchaser and the issuance of shares of Common Stock upon conversion of the Debenture) will conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational document) of the Company, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Purchaser in Section 6 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

          (k) The audited consolidated financial statements of the Company and the Subsidiaries included in the Prospectus and the June 30 Financial Statements present fairly in all material respects the financial position and results of operations of the Company and the Subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP"), except as otherwise stated therein and except that the June 30 Financial Statements do not include a cash flow statement or footnote presentations required by GAAP. Price Waterhouse LLP is an independent public accounting firm within the meaning of the Act and



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     the rules and regulations promulgated thereunder. The
     Purchaser acknowledges that the June 30 Financial Statements may differ in certain non-material respects from the corresponding financial statements to be included in the Company's Form 10-QSB for the quarter ended June 30, 1997.

          (l) The Allonge has been duly and validly authorized by the Company and, when executed and delivered by the Company and attached to the Prior Debenture, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except that
     (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal or state securities laws and public policy considerations..

          (m) Except as set forth in the Memorandum, there is not pending or, to the knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of the Subsidiaries is a party, or to which the property or assets of the Company or any of the Subsidiaries are subject, before or brought by any court, arbitrator or governmental agency or body which, if determined adversely to the Company or any of the Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Debenture to be sold hereunder or the consummation of the other transactions described in the Memorandum.

          (n) Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now conducted as set forth in the Memorandum ("Permits"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits except where the failure to perform such obligations would not, individually or in the aggregate, have a Material Adverse Effect; no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Memorandum or except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

          (o) Since June 30, 1997, except as described in the Memorandum, (i) none of the Company or the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or



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     entered into or agreed to enter into any transactions or
     contracts (written or oral) not in the ordinary course of business which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the business, financial condition, prospects as described in the Memorandum or results of operations of the Companies and its Subsidiaries, taken as a whole, (ii) none of the Company or the Subsidiaries has purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than with respect to any of such Subsidiaries), the purchase of, or dividend or distribution on, capital stock owned by the Company and other than (a) the repurchase of shares of Common Stock pursuant to the provisions of employee and incentive stock option plans and the related agreements thereunder and (b) the accrual of in-kind dividends to holders of the Company's Series A Preferred Stock, and (iii) there shall not have been any change in the capital stock or long-term indebtedness of the Company or the Subsidiaries.

          (p) Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which the Company or such Subsidiary has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or any of the Subsidiaries that would have, individually or in the aggregate, a Material Adverse Effect.

          (q) None of the Company, the Subsidiaries or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Debenture to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

          (r) Each of the Company and the Subsidiaries has good and marketable title to all real property and good title to all personal property described in the Memorandum as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions (other than Permitted Liens (as defined in the Debenture)), except as described in the Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in the Memorandum, all leases, contracts and agreements to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or such Subsidiary, and, to the knowledge of the Company, are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect and except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution



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     thereunder may be limited by federal and state securities laws and public policy considerations. The Company and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now operated by them as described in the Memorandum, and none of the Company or the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.

          (s) There are no legal or governmental proceedings involving or affecting the Company or any Subsidiary or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not described in the Memorandum.

          (t) Except as would not, individually or in the aggregate, have a Material Adverse Effect (A) each of the Company and the Subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company or any of the Subsidiaries, threatened against the Company or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries, (E) none of the Company or the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law, (F) no property or facility of the Company or any of the Subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation and Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

     For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous



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     materials, and (iii) underground and above ground storage
     tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

          (u) Other than set forth in the Memorandum, there is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries which is pending or, to the knowledge of the Company or any of the Subsidiaries, threatened.

          (v) Each of the Company and the Subsidiaries has in effect, with financially sound and reputable insurers, insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss or damage of the kind customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances by such other corporations.

          (w) None of the Company or the Subsidiaries has any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any of the Subsidiaries makes or ever has made a contribution and in which any employee of the Company or of any Subsidiary is or has ever been a participant. With respect to such plans, the Company and each Subsidiary is in compliance in all material respects with all applicable provisions of ERISA.

          (x)  The Company and the Subsidiaries, taken as a whole,
     (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of the Company's financial statements and to maintain accountability for its assets, (C) access to assets is permitted only in accordance with management's authorization and (D) the reported accountability for assets is compared with existing assets at reasonable intervals.

          (y) None of the Company or the Subsidiaries will be an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (z) Immediately after the consummation of the transactions contemplated by this Agreement and resolution of the payment terms and/or disputed amounts satisfactory to the Company with respect to past due invoices of WorldCom, Inc. and NTS Communications, Inc., MCI Communications, Inc. and other long line and local exchange carriers aggregating approximately $5.2 million as of the date hereof, the fair value and present fair saleable value of the assets of the Company (on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; the Company (on a consolidated basis) is not, nor will the Company (on a consolidated basis) be, after giving effect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is


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Purchase Agreement - Page 10
     proposed to be conducted, (b) unable to pay any liability on a claim as it becomes due or (c) otherwise insolvent. For the purposes of this paragraph, "fair value" means the amount at which an entity's aggregate assets would change hands between a willing buyer and a willing seller, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act, with equity to both, and "present fair saleable value" means the amount that may be realized if an entity's aggregate assets are sold with reasonable promptness in an arm's-length transaction under present conditions for the sale of ongoing comparable business enterprises.

          (aa) None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Act) which is or could be integrated with the sale of the Debenture in a manner that would require the registration under the Act of the Debenture or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Debenture or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

          (ab) [Intentionally left blank]

          (ac) None of the Company or the Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock.

6. REPRESENTATIONS AND WARRANTIES OF PURCHASER. The Purchaser represents and warrants that:

          (a) The Purchaser represents and warrants that it is an Accredited Investor, as such term is defined in Regulation D promulgated under the Act. Furthermore, as a condition precedent to the Company's obligations to consummate the transactions contemplated hereby, the Purchaser shall execute that representation letter attached as Exhibit E hereto. The Purchaser agrees with the Company that (i) it has not and will not solicit offers for, or offer or sell, the Debenture by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Debenture only from, and will offer the Debenture only (A) in the case of offers inside the United States, to a limited number of other institutional investors reasonably believed by the Purchaser to be Accredited Investors that, prior to their purchase of the Debenture, deliver to the Purchaser a letter containing the representations and agreements substantially similar to those contained in Exhibit E hereto, (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers"), which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Debenture such persons are deemed to have represented and agreed as provided under the caption "Transfer Restrictions" contained in the Confidential Disclosure



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Purchase Agreement - Page 11

     Statement or (C) in transactions otherwise exempt or excluded from the registration provisions of the Act.

          (b) The Purchaser represents and warrants that it is the sole and exclusive owner of the Prior Debenture and, as such, that it consents to the amendments to the Prior Debenture contained in the Allonge.

     7. CONDITIONS OF PURCHASER'S OBLIGATIONS. The Purchaser's obligation to purchase and pay for the Debenture is subject to the satisfaction or waiver, prior to or at the Closing, of each of the following conditions:

          (a) On the Closing Date, the Purchaser shall have received the opinion, dated as of such Closing Date and addressed to the Purchaser, of Arter & Hadden, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Purchaser.

          (b) The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

          (c) The sale of the Debenture hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

          (d) Subsequent to the date of the most recent financial statements in the Memorandum (exclusive of any amendment or supplement thereto after the date hereof), none of the Company or any of the Subsidiaries shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

          (e) The Purchaser shall have received a certificate of the Company, dated the Closing Date, signed on behalf of the Company by its Chairman of the Board, President or any Vice President and the Chief Financial Officer, to the effect that:



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


               (i) The representations and warranties of the Company contained in this Agreement are true and correct on and as of the date hereof and on and as of the Closing Date, and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

               (ii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Memorandum (exclusive of any amendment or supplement thereto after the date hereof), except as described in the Memorandum no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

               (iii)     The sale of the Debenture hereunder has
          not been enjoined (temporarily or permanently).

          (f) On the Closing Date, the Purchaser shall have received the Debenture in the form of Exhibit C hereto and the Allonge in the form of Exhibit A hereto, in each case, executed by the Company and such instrument shall be in full force and effect at all times after the Closing Date.

     On or before the Closing Date, the Purchaser and counsel for the Purchaser shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Subsidiaries as they shall have heretofore reasonably requested from the Company.

     All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Purchaser and counsel for the Purchaser. The Company shall furnish to the Purchaser such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Purchaser shall reasonably request.

     8. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Purchaser that:

          (a) The Company will cooperate with the Purchaser in attempting to arrange for the qualification of the shares of Common Stock issuable upon conversion of the Debenture for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Purchaser may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the underlying shares of Common Stock; provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.



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Purchase Agreement - Page 13

          (b) The Company will apply the net proceeds from the sale of the Debenture as set forth under "Use of Proceeds" in the Confidential Disclosure Statement comprising a part of the Memorandum.

          (c) The Company will give the Purchaser prompt written notice of any amendment to Sections 5.01 through 5.12 of the Indenture. The Company will agree to make a substantially similar change in any conforming section contained in the Debenture as a result of such amendment to the Indenture to the extent requested by the Purchaser.

          (d) None of the Company or any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Debenture in a manner which would require the registration under the Act of the Debenture.

          (e) The Company will not, and will not permit any of the Subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Debenture or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

          (f) For so long as the Debentures remain outstanding, the Company will make available at its expense, upon request, to any holder of such Debentures and any prospective purchasers thereof, the information specified in Rule
     144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

          (g) The Company will undertake whatever filings or other steps are necessary to list the shares of Common Stock issuable upon conversion of the Debentures on the Nasdaq
     SmallCap Market, to the extent the shares of the Company's
     Common Stock are then eligible for listing or quotation thereon.

          (h) As a post-closing matter only, and not as a condition precedent or condition subsequent to the consummation of the transactions contemplated hereby or the performance of any party's performance hereunder, the Company agrees that it will make application for good standing (tax-status) certificates of the following entities in the following jurisdictions (collectively, the "Certificates"):

               Name                          Jurisdiction
     ---------------------------             ------------
     SA Telecommunications, Inc.             Delaware, Texas (foreign)
     U.S. Communications, Inc.               Texas
     AddTel Communications, Inc.             California
     Long Distance Network, Inc.             Texas
     Southwest Long Distance Network, Inc.   Arkansas
     Uniquest Communications, Inc.           Texas

     The Company agrees to provide the Certificates to the Purchaser if and when received.


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


          (i) The Company shall promptly advance the appropriate amounts from the purchase price paid hereunder to the Trustee under the Indenture for payment of interest on the Prior Notes due on August 15, 1997.

     9. The Company and Purchaser hereby agree that the Registration Rights Agreement shall be automatically amended on the Closing Date as follows:

          (a) A new paragraph to the Registration Rights Agreement shall be added as the third introductory paragraph thereof, which such paragraph shall read, in its entirety, as follows:

          This Agreement is amended as of August 13, 1997 pursuant to the terms of that Purchase Agreement by and between the Company and the Purchaser dated as of August 13, 1997 (the "August Purchase Agreement"), which provides for, among other things, (1) the issuance by the Company of an Allonge to the Debenture to, among other things, modify the conversion price applicable to the Debenture and (2) the sale by the Company to the Purchaser of an additional $5,000,000 aggregate principal amount of the Company's 10% Convertible Debentures Due 2006 (the "August Debenture.") In order to induce the Purchaser to enter into the August Purchase Agreement, the Company has agreed to modify the registration rights set forth in this Agreement for the benefit of the Purchaser and its direct and indirect transferees to cover the shares of Common Stock acquirable upon conversion of the August Debenture. The modification of this Agreement is a condition to the obligation of the Purchaser to purchase the August Debenture under the August Purchase Agreement.

          (b) The definition of "Agreement" in Section 1.1 of the Registration Rights Agreement shall be amended in its entirety to read as follows:

          "Agreement: This Agreement, as it has been amended by the August Purchase Agreement and as it may from time to time be amended between the Company and Purchaser in the future."

          (c)  The following definitions should be added to Section
     1.1 of the Registration Rights Agreement:

          "August Debenture: See the third introductory paragraph hereto.

          August Purchase Agreement: See the third introductory paragraph hereto."

          (d) The definition of "Closing Date" in Section 1.1 of the Registration Rights Agreement shall be deleted in its entirety.

          (e)  The definition of "Offering Memorandum" in Section
     1.1 of the Registration Rights Agreement shall be amended in its entirety to read as follows:



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Purchase Agreement - Page 15

          "Offering Memorandum: Collectively, the Disclosure Statements dated March 25, 1997 and August 13, 1997 (and all documents delivered to Purchaser in connection with the transactions contemplated thereby including those documents listed in each of the first paragraphs thereof) pursuant to which the Debenture was offered to the Purchaser under the Purchase Agreement and the August Debenture was offered to the Purchaser under the August Purchase Agreement, as the case may be."

          (f)  The definition of "Registrable Securities" in
     Section 1.1 of the Registration Rights Agreement shall be amended in its entirety to read as follows:

          "Registrable Securities: Each share of Common Stock of the Company issuable upon conversion of either the Debenture or the August Debenture, until each share (i) has been effectively registered under the Securities Act and disposed of in accordance with the Piggyback Registration Statement covering it or (ii) is distributed to the public pursuant to Rule 144."

          (g) The first sentence of Section 2(a) of the Registration Rights Agreement shall be replaced, in its entirety, with the following two sentences:

               Subject to Section 2(b) below, until March 25, 2000 whenever the Company proposes to register any of its securities other than Registrable Securities under the Securities Act (a "Piggyback Registration"), either for the Company's own account or for the account of any of its security holders (other than Holders in their capacity as Holders), the Company will give prompt written notice to all Holders of Registrable Securities relating to the Debenture of its intention to effect such a registration and will include in such Piggyback Registration all Registrable Securities of Holders of Registrable Securities relating to the Debenture with respect to which the Company has received written requests for inclusion therein within 20 days after receipt of the Company's notice. Subject to Section 2(b) below, until August 13, 2000 whenever the Company proposes to file a Piggyback Registration, either for the Company's own account or for the account of any of its security holders (other than Holders in their capacity as Holders), the Company will give prompt written notice to all Holders of Registrable Securities relating to the August Debenture of its intention to effect such a registration and will include in such Piggyback Registration all Registrable Securities of Holders of Registrable Securities relating to the August Debenture with respect to which the Company has received written requests for inclusion therein within twenty days after receipt of the Company's notice.

          (h) In each of the first and second sentences of Section 2(d) of the Registration Rights Agreement, the word
     "Debenture" shall be substituted by the words "Debenture or the August Debenture."

          (i)  Each of the other provisions of the Registration
     Rights Agreement shall continue in full force and effect and shall be unencumbered by the terms of this Agreement.


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Purchase Agreement - Page 16

     10.   Miscellaneous.

          (a) SURVIVAL CLAUSE. The respective representations, warranties, agreements, covenants, and other statements of the Company, its officers and the Purchaser set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of
     (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Purchaser or any person who controls the Company or the Purchaser within the meaning of
     Section 15 of the Act or Section 20 of the Exchange Act and
     (ii) delivery of and payment for the Debenture. The respective agreements, covenants, and other statements set forth in Sections 3, 10(d), 10(g) and 10(h) hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          (b) NOTICES. All communications hereunder shall be in writing and, if sent to the Purchaser, shall be mailed or delivered to (i) Northstar High Total Return Fund, c/o Northstar Investment Management, 2 Pickwick Plaza, 1st Floor, Greenwich, Connecticut 06830; if sent to the Company, shall be mailed or delivered to the Company at 1600 Promenade Center, 15th Floor, Richardson, Texas 75080, Attention: Lynn H. Johnson, Esq., Vice President and General Counsel; with a copy to Arter & Hadden, 1717 Main Street, Suite 4100, Dallas, Texas 75201, Attention: Mark S. Solomon, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

          (c) SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Purchaser, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person. No purchaser of Debenture from the Purchasers will be deemed a successor because of such purchase.

          (d) APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW. IT IS SPECIFICALLY ACKNOWLEDGED BETWEEN THE PARTIES THAT A SUBSTANTIAL PORTION OF THE NEGOTIATIONS RELATING TO, AND ULTIMATELY RESULTING IN, THE DEBENTURE AGREEMENTS WERE CONDUCTED BY THE PURCHASER THROUGH ITS COUNSEL IN THE STATE OF NEW YORK. FURTHERMORE, THE PURCHASER REPRESENTS THAT IT HAS PHYSICALLY EXECUTED THIS AGREEMENT IN THE STATE OF NEW YORK.



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Purchase Agreement - Page 17

          (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) DESCRIPTIVE HEADINGS. The descriptive headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

          (g)  CONFIDENTIALITY; COMPETITORS.

               (i)  The Purchaser acknowledges that it has
          received, and may in the future receive, non-public information regarding the Company, certain of its subsidiaries and/or their respective businesses (the "Confidential Information"). As such, the Purchaser hereby agrees not to use (except for its own internal evaluation purposes) or disclose such Confidential Information without the prior written consent of the Company. Confidential Information shall not include any information which (A) has been or becomes public other than by such Purchaser's actions or actions of such Purchaser's directors, employees, agents or advisors in violation of this Section, (B) becomes available to such Purchaser on a nonconfidential basis, or (C) is known to such Purchaser prior to being disclosed to such Purchaser by the Company. The Purchaser hereby acknowledges that it is aware that the United States securities laws prohibit any person who has material non-public information about a company from purchasing or selling securities of such company.

               (ii) The Company shall not be obligated to provide any Confidential Information to any transferee of the Debenture or the Prior Debenture unless and until such transferee agrees in writing to be bound by the provisions of this Section 10(g), which agreement shall be a condition to any such transfer.

               (iii) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be obligated to furnish to any Purchaser which is a competitor or potential competitor any Confidential Information (including any information which it would otherwise be required to furnish to such Purchaser pursuant to the provisions of this Agreement).

          (h) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction, service of process and venue in the federal and state courts of the State of New York for any claim, suit or proceedings arising under this Agreement or the documents and agreements executed in connection herewith.



                    [Signature Page Follows]



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


     IN WITNESS WHEREOF, the Company and the Purchaser have caused this Agreement to be executed as of the date first above written.


                              SA TELECOMMUNICATIONS, INC.


                              By:  /s/ J. DAVID DARNELL
                                   ------------------------------
                                   J. David Darnell
                                   Vice President - Finance and
                                    Chief Financial Officer

                              NORTHSTAR HIGH TOTAL RETURN

                              By:  /s/  JEFFREY AURIGEMMA
                                   ------------------------------
                                   Jeffrey Aurigemma
                                    Vice President





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Purchase Agreement - Page 19

                                    EXHIBIT A TO PURCHASE AGREEMENT


          ALLONGE TO 10% CONVERTIBLE DEBENTURE DUE 2006


     This Allonge is attached to and is a part of that 10%
Convertible Debenture Due August 15, 2006 of SA TELECOMMUNICATIONS, INC. (the "Company") in the principal amount of $3,800,000, payable to Northstar High Total Return Fund, or registered assigns (the
"Debenture").

     1. The Debenture, to which this Allonge is attached, shall be amended as follows:

          (a) The Debenture shall be amended to include a new sentence to the end of Section 3.1, which such sentence shall read, in its entirety, as follows:

          "The Securities shall be designated Series 1997 A."

          (b) The second paragraph of Section 6.1 of the Debenture shall be amended to read, in its entirety, as follows:

          "The initial conversion price is $1.50 per share, subject to adjustment as provided in this Article 6."

          (c) The Debenture is hereby amended to add new paragraphs numbered 6.10A and 6.10B which such paragraphs shall read, in their entirety, as set forth below:

               6.10A     ADJUSTMENT OF CONVERSION PRICE UPON
          ISSUANCES TO RESTRICTED PURCHASERS. (a) If and whenever after the date hereof the Company shall issue or sell, or shall in accordance with Section 6.10B be deemed to have issued or sold, any shares of Common Stock to (i) Jesup
          & Lamont Capital Markets, Inc. or any party who is an affiliate thereof or (ii) any Person who is a beneficial owner (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of more than five percent (5%) of the issued and outstanding shares of Common Stock of the Company (each, a "Restricted Purchaser") for a consideration per share (the "Adjusted Conversion Price") less than the then existing conversion price per share (initially, $1.50 per share) on the date which is the earlier of the date immediately preceding (i) the date of such issue or sale or (ii) the date of the announcement of such issue or sale, THEN, forthwith upon such issue or sale, the conversion price applicable to the Debenture shall, subject to Section 6.10B, be reduced to the Adjusted Conversion Price.

                    (b)  Notwithstanding the provisions of this
          Section 6.10A and Section 6.10B, no adjustment of the conversion price (other than pursuant to Section 6.10B(c)) shall be required as a result of (i) the issuance of shares of Common Stock upon conversion of the Debenture, (ii) the issuance of Common Stock in an underwritten public offering, (iii) the issuance of Common Stock or derivative securities exchangeable, exercisable or convertible into Common Stock pursuant to the terms of the Company's Series A Cumulative Convertible Preferred Stock ("Series A Preferred") (PROVIDED, HOWEVER, except as set forth in subparagraph
          (iv) hereof, adjustment to the conversion price shall be applicable for all new issuances of Series A Preferred),
          (iv) the payment of payment-in-kind dividends on the Series A

          Preferred, (v) the issuance of Common Stock or Convertible Securities (as defined in Section 6.10B(g)) to Northstar High Total Return Fund or any other fund advised by Northstar Investment Management, or (vi) the exercise or conversion of any derivative security outstanding on August 13, 1997 and held by any present or past employee, officer or director of the Company.

               6.10B     EFFECT OF CERTAIN EVENTS ON CONVERSION
          PRICE.  For purposes of determining the Adjusted
          Conversion Price under Section 6.10A, the following shall be applicable:

                    (a) ISSUANCE OF OPTIONS. In case at any time the Company shall in any manner grant any Options (including Options for Convertible Securities) to a Restricted Purchaser, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities

               (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options)

          shall be less than the current conversion price determined as of the earlier of the date immediately preceding (i) the date of granting such Options or (ii) the date of any announcement of the granting of such Options, THEN the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of grant of such Options) be deemed to be outstanding and to have been issued for such price per share. No adjustment of the conversion price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, except as otherwise provided in
          Section 6.10B(c).

                    (b)  ISSUANCE OF CONVERTIBLE SECURITIES.  In
          case the Company shall in any manner issue or sell any Convertible Securities to a Restricted Purchaser, and the price per share for which Common Stock is issuable upon such conversion or exchange of such Convertible Securities

               (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities)

          shall be less than the current conversion price on the date which is the earlier of the date immediately preceding (i) the date of such issue or sale of Convertible Securities or (ii) the date of the announcement of such issue or sale of such Convertible Securities, THEN the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share. Except as otherwise provided in Section 6.10B(c), no adjustment of the conversion price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the conversion price have been made or are to be made pursuant to other provisions of this Section 6.10B, no further adjustment of the conversion price shall be made by reason of such issue or sale.

                    (c) CHANGE IN OPTION OR CONVERSION PRICE. If the purchase price provided for in any Option referred to in Section 6.10B(a), the additional consideration, if any, payable upon conversion or exchange of any Convertible Securities referred to in Section 6.10B(a) or 6.10B(b), or the rate at which any Convertible Securities referred to in Section 6.10B(a) or 6.10B(b) are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in this Section 6.10B or in Sections 6.6 through 6.10A), then the conversion price in effect at the time of such change shall forthwith be adjusted to the conversion price which would have been in effect at such time had such Option or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

                    (d)  TREATMENT OF EXPIRED OPTIONS AND
          UNEXERCISED CONVERTIBLE SECURITIES. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities (without any exercise of such Option or right to convert or exchange), the Adjusted Conversion Price then in effect hereunder shall forthwith be adjusted to the conversion price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. No increase in the conversion price made pursuant to this paragraph (d) shall exceed the amount of any decrease in the conversion price effected pursuant to other provisions of this Section 6.10B in respect of such unexercised expired or terminated Options or Convertible Securities, the purpose of this Section 6.10B(d) being to reverse any adjustments in the conversion price previously made pursuant to other provisions of this Section 6.10B in respect of such unexercised expired or terminated Options or Convertible Securities.

                    (e)   CALCULATION OF CONSIDERATION RECEIVED.
          In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the aggregate proceeds payable to the Company therefor, prior to deduction of any expenses incurred and any underwriting commission or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of consideration other than cash received by the Company shall be deemed to be the fair value, determined in good faith by the Board of Directors, of such consideration except where such consideration consists of securities, in which case the amount of the consideration received by the Company shall be deemed to be the current market price thereof as of the date of receipt. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value, determined in good faith by the Board of Directors, of such portion of the net assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

                    (f)  HOLDERS AGREEMENTS NOT TO AMEND.  It is
          expressly acknowledged and agreed that neither Section 6.10A nor Section 6.10B shall be deemed to amend or adjust the conversion price if the Company shall obtain the written consent of the Holders of at least a majority in aggregate principal amount of the Securities prior to the issuance of Common Stock, Options or Convertible Securities, as the case may be.

                    (g) "CONVERTIBLE SECURITIES." As used herein "Convertible Securities" shall mean any stock or other securities convertible into or exchangeable for Common Stock issued after the date hereof, whether or not the right to convert or exchange the same is immediately exercisable.

                    (h)  "OPTIONS."  As used herein, "Options"
          shall mean any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or Convertible Securities issued after the date hereof, whether or not such Options are immediately exercisable.

                    (i) "PRIOR ADJUSTMENT TO CONVERSION PRICE. No action, issuance or other matter covered by Section 6.10A or Section 6.10B shall be deemed to amend or adjust the conversion price of the Debentures if or to the extent the same action, issuance or other matter is also covered by Section 6.6, 6.7, 6.8, 6.9 or 6.10 and such action, issuance or other matter shall thereupon result in the amendment or adjustment of the then current conversion price.

          (d) The Debenture is hereby amended to add a new paragraph numbered 12.10, which such paragraph shall read, in its entirety, as set forth below:

               12.10     CHOICE OF FORUM. The Company hereby
          irrevocably consents to the non-exclusive personal jurisdiction, service of process and venue in the federal and state courts of the State of New York for any claim, suit or proceedings arising under this Agreement or the documents and agreements executed in connection herewith.

     2. Except as expressly modified herein, all other terms and conditions of the Debenture shall remain in full force and effect.


     IN WITNESS WHEREOF, the Company has duly executed this Allonge as of the 13th day of August, 1997.


                              SA TELECOMMUNICATIONS, INC.


                              By:________________________________
                                   J. David Darnell, Vice
                                   President-Finance and
                                   Chief Financial Officer



AGREED TO AND ACCEPTED
THIS 13th day of August, 1997

NORTHSTAR HIGH TOTAL RETURN FUND



By:_________________________
     Jeffrey Aurigemma

                    EXHIBIT B TO PURCHASE AGREEMENT

                   CONFIDENTIAL DISCLOSURE STATEMENT

                                          EXHIBIT C TO PURCHASE AGREEMENT



     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS.




No. 1:  Series 1997 B                                  $5,000,000
                                                  August 13, 1997

                   SA TELECOMMUNICATIONS, INC.

                    10% Convertible Debenture
                       Due August 15, 2006

     FOR VALUE RECEIVED, SA TELECOMMUNICATIONS, INC., a Delaware corporation (the "Company"), promises to pay to NORTHSTAR HIGH TOTAL RETURN FUND or registered assigns (the "Holder") the principal sum of Five Million Dollars on August 15, 2006 (the "Maturity Date") and to pay interest on the unpaid principal amount hereof, in such amounts, at such times and on such terms and conditions as are specified herein.

1.   INTEREST.

The Company promises to pay interest on the unpaid principal amount of this Debenture ("the Security") at the rate of Ten Percent (10%) per annum, payable in cash, and payable in arrears until the principal hereof is paid in full or has been converted. The Company will pay interest semi-annually on February 15 and August 15 each year, commencing on August 15, 1997 to Holders of Securities at the close of business on the relevant record dates specified below:

     Interest Payment Date    Corresponding Record Date
     ---------------------    -------------------------
          February 15              February 1
          August 15                August 1

Interest on the Securities, or any portion thereof, will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 13, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.   METHOD OF PAYMENT.

The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the February 1 or August 1 next preceding the interest payment date (including Securities that are canceled after the record date and on or before the interest payment date). Holders must surrender Securities to the Company to collect principal and any premium payments. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Interest and principal payments shall be subject to withholding (if any) under applicable United States Federal Internal Revenue Service Regulations.

3.   REGISTERED DEBENTURES.

     3.1 SERIES. This Security is one of a numbered series of debentures having an aggregate principal amount of not more than $5,000,000 which are identical except as to the principal amount and date of issuance thereof and as to any restriction on the transfer thereof in order to comply with the Securities Act of 1933, as amended (the "Securities Act"), and the regulations of the SEC promulgated thereunder. The Securities shall be designated Series 1997 B.

     3.2 RECORD OWNERSHIP. The Company shall maintain a register of the Holders of the Securities (the "Register") showing their names and addresses and the serial numbers and principal amounts of Securities issued to or transferred of record by them from time to time. The Register may be maintained in electronic, magnetic or other computerized form. The Company may treat the person named as the Holder of this Security in the Register as the sole owner of this Security. The Holder of this Security is the person exclusively entitled to receive payments of interest on this Security, receive notifications with respect to this Security, convert it into Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.

     3.3 REGISTRATION OF TRANSFER. Transfers of this Security may be registered on the books of the Company maintained for such purpose pursuant to Section 3.2 above (i.e., the Register); provided, however, that the Company shall be under no obligation to reflect a transfer of this Security unless such transfer is of an amount equal to $100,000 or an integral multiple of $100,000. Transfers shall be registered when this Security is presented to the Company with a request to register the transfer hereof and the Security is duly endorsed or accompanied by a written instrument of transfer in the form attached as Exhibit A hereto, duly executed by the Holder thereof or his attorney duly authorized in writing, reasonable assurances are given that the endorsements are genuine and effective, and the Company has received evidence satisfactory to it that such transfer is rightful and in compliance with this Security and all applicable laws, including tax laws and state and federal securities laws. The Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such taxes or charges payable upon transfers pursuant to Section 4.6, 5.3, 6.2 and 8.4. When this Security is presented for transfer and duly transferred hereunder, it shall be canceled and a new Security showing the name of the transferee as the record holder thereof shall be issued in lieu hereof. When this Security is presented to the Company with a reasonable request to exchange it for an equal principal amount of Securities of other denominations, the Company shall make such exchange and shall cancel this Security and issue in lieu thereof Securities having a total principal amount equal to this Security in the denominations requested by the Holder; PROVIDED HOWEVER, no Holder shall request that the Company exchange this Security in denominations of less than $100,000.

     3.4 RESTRICTION ON TRANSFER. The Company shall not be required: (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 4.2 and ending at the close of business on the day of selection or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     3.5 WORN AND LOST SECURITIES. If this Security becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Security in lieu hereof upon its surrender bearing a number not contemporaneously outstanding. Where the Holder of this Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue a new Security in place of the original Security bearing a number not contemporaneously outstanding if the Holder so requests by written notice to the Company actually received by the Company before it is notified that the Security has been acquired by a bona fide purchaser and the Holder has delivered to the Company an indemnity bond in such amount and issued by such surety as the Company deems satisfactory together with an affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request.

     3.6 SPECIAL TRANSFER PROVISIONS. The Company shall only register the transfer of any Security if the transferee (1) executes and delivers to the Company the Assignment Form attached hereto and (2) provides to the Company such other information, opinions and certifications as reasonably requested by the Company to ensure compliance with the terms of this Security and applicable law.

4.   OPTIONAL REDEMPTION.

     4.1  REDEMPTION; REDEMPTION PRICE. On and after August 15,
1999, the Company may redeem all the Securities at any time or some of them from time to time at the following redemption prices
(expressed in percentages of principal amount), plus accrued interest to, but not including, the redemption date, if redeemed during the 12-month period beginning August 15 of the years
indicated below:
          Year                     Percentage
          ----                     ----------
          1999                       107.0%
          2000                       105.6
          2001                       104.2
          2002                       102.8
          2003                       101.4
          2004 and thereafter        100.0

No sinking fund is provided for the Securities.

     4.2 SELECTION OF SECURITIES TO BE REDEEMED. If less than all the Securities are to be redeemed, the Company may select the Securities to be redeemed by lot or on a pro rata basis from Securities outstanding and not previously called for redemption or in such manner as complies with applicable legal and securities exchange requirements, if any. Securities selected for redemption shall be in amounts of $1,000 or integral multiples of $1,000.

     4.3 NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption to each Holder whose Securities are to be redeemed.

     The notice shall identify the Securities to be redeemed and shall state:

          (1)  the redemption date;

          (2)  the redemption price;

          (3)  the conversion price;

          (4) that Securities called for redemption may be converted at any time before the close of business on the tenth (10th) calendar day immediately preceding the redemption date, or if such day is not a Business Day, then the close of business on the next succeeding day which is a Business Day;

          (5) that Holders who want to convert Securities must satisfy the requirements set forth in Article 6 of this Security;

          (6) that Securities called for redemption must be surrendered to the Company in order to collect the redemption price;

          (7) that interest on Securities called for redemption ceases to accrue on and after the redemption date, and the amount of interest accrued on the Securities called for redemption up to but not including the redemption date; and

          (8) if less than all of any Security is to be redeemed, the principal amount of such Security to be redeemed.

     4.4 EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is mailed, Securities called for redemption, unless theretofore converted into Common Stock pursuant to the terms of this Security, shall become due and payable on the redemption date at the redemption price. Upon surrender to the Company, such Securities shall be paid at the redemption price, plus accrued interest to the redemption date; PROVIDED, HOWEVER, that any regular semi-annual payment of interest becoming due on the redemption date shall be payable to the Holder of any such Security as provided herein.

     4.5 EFFECT OF REDEMPTION DATE. Interest on the Securities to be redeemed will cease to accrue on and after the applicable redemption date, whether or not such Securities are presented for payment. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal, premium, if any, and, to the extent lawful, accrued interest thereon shall, until paid, bear interest from the redemption date at the rate provided in the Securities.

     4.6  Securities Redeemed in Part. Upon surrender to the
Company of a Security that is redeemed in part, the Company shall execute for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

5.   REPURCHASE AT OPTION OF HOLDER UPON A FUNDAMENTAL CHANGE.

     5.1 REPURCHASE UPON FUNDAMENTAL CHANGE. The Company covenants and agrees that, in the event that there occurs a Fundamental Change (as defined below), each Holder of Securities shall have the right, at the Holder's option, to require the Company to repurchase all of such Holder's Securities, or any portion thereof that is an integral multiple of $1,000, on the date (the "Repurchase Date") selected by the Company that is not less than 10 nor more than 30 days after the Final Surrender Date (as defined below), at a price equal to the principal amount thereof, plus accrued interest to the Repurchase Date (the "Repurchase Price").

     5.2 COMPANY NOTICE. Unless the Company shall have theretofore called for redemption all the outstanding Securities, on or before the 30th day after the occurrence of a Fundamental Change, the Company shall mail to all Holders of record of the Securities (at such Holder's address appearing in the Securities Register) a written notice (the "Company Notice") describing the occurrence of such Fundamental Change and of the repurchase right arising as a result thereof as well as stating the final date by which the Securities must be surrendered for repurchase, the conversion price then in effect, the Repurchase Date, the repurchase price and the procedure which the Holder must follow to elect repurchase. The Company shall deliver a copy of the Company Notice at least once to the Dow Jones News Service or similar business service in the United States. No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

     5.3  Exercising Repurchase Right.

          (a) To elect repurchase of any Securities or portion thereof, the Holder will be required to surrender, on or before the Final Surrender Date (as defined below), to the Company, such Security duly endorsed or assigned to the Company or in blank, together with written notice of the Holder's election to have the Company repurchase all or any $1,000 portion of such Security specified in such notice. Election of repurchase by a Holder shall be irrevocable. "Final Surrender Date" shall mean the date which is, subject to any contrary requirements of applicable law, 60 days after the date of mailing of the Company Notice. "Repurchase Date" shall mean the date selected by the Company for the repurchase of the Securities that is not less than 10 and not more than 30 days after the Final Surrender Date.

          (b) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the repurchase price in cash to the Holder on the Repurchase Date; PROVIDED, HOWEVER, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash to the Holders of such Securities, registered as such at the close of business on the relevant record date specified herein.

          (c) If any Security surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount which is payable at maturity shall, until the repurchase price (as calculated at the date of payment) is paid, continue to bear interest from the Repurchase Date at the rate borne by the Security and each such Security shall continue to remain convertible into Common Stock until said repurchase price shall have been paid to the Holder.

          (d) Any Security which is to be repurchased only in part shall be surrendered to the Company (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, duly executed by the holder thereof or his attorney duly authorized in writing), and the Company shall execute and deliver to the Holder without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

     5.4  CERTAIN DEFINITIONS.  For purposes of this Article:

          (a) The term "Junior Capital Stock" shall mean capital stock of the Company that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, to shares of capital stock of any other class of the Company;

          (b) The term "Fundamental Change" shall mean any of the following:

               (i) a "Person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) other than a Permitted Holder, becoming the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act) of Voting Shares (as defined below) of the Company entitled to exercise more than 50% of the total voting power of all outstanding Voting Shares of the Company (including any Voting Shares that are not then outstanding of which such Person or group is deemed the beneficial owner) for purposes of Rule 13d-3; or

               (ii) a change in the Board of Directors in which the individuals who constituted the Board of Directors at the beginning of the two-year period immediately preceding such change (together with any other director whose election by the Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of at least a majority of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

               (iii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sale or transfer of all or substantially all of the assets of the Company to another Person in a single transaction or series of related transactions (other than (x) a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock,
          (y) a merger which is effected solely to change the jurisdiction of incorporation of the Company or (z) any consolidation with or merger of the Company into a wholly owned subsidiary of the Company, or any sale or transfer by the Company of all or substantially all of its assets to one or more of its wholly owned subsidiaries, in any one transaction or a series of transactions, provided, in any such case, that the resulting corporation or each such subsidiary assumes or guarantees the Company's obligations under the Securities); PROVIDED, HOWEVER, that a Fundamental Change shall not occur with respect to any such transaction if either (i) the last sale price of the Common Stock for any five Trading Days during the ten Trading Days immediately preceding the public announcement by the Company of such transaction is at least equal to 105% of the conversion price in effect on such Trading Day, (ii) the consideration in such transaction to the holders of Common Stock consists of cash, securities that are, or immediately upon issuance will be, listed on a national securities exchange or quoted on the Nasdaq National Market, or a combination of cash and such securities, and the aggregate fair market value of such consideration (which, in the case of such securities, shall be equal to the average of the last sale prices of such securities during the ten consecutive Trading Days commencing with the sixth Trading Day following consummation of the transaction) is at least 105% of the conversion price in effect on the date immediately preceding the closing date of such transaction, or (iii) in the case of a merger or consolidation, the stockholders of the Company immediately prior to the date of such transaction continue to beneficially own a majority of the Voting Shares of the surviving entity;

               (c) The term "Person" shall include any syndicate or group which would be deemed to be a "Person" under
          Section 13(d)(3) of the Exchange Act as in effect on the date of the original execution of this Indenture;

               (d)  The term "Voting Shares" shall mean all
          outstanding shares of any class or classes (however designated) of Junior Capital Stock entitled to vote generally in the election of members of the Board of Directors; and

               (e) The term "Permitted Holder" means Jack W. Matz, Jr. or his Affiliates.

     5.5 COMPLIANCE WITH SECURITIES LAWS. The Company shall comply with the requirements of Rule 13e-4 and Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Securities pursuant to this Article 5. To the extent the provisions of any securities laws or regulations conflict with the provisions under this Article 5, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this
Article 5 by virtue thereof.

6.   CONVERSION.

     6.1 CONVERSION PRIVILEGE. A Holder of a Security may, subject to the terms stated herein, convert it into fully paid and non-assessable shares of Common Stock at any time prior to the close of Company business on August 15, 2006. If the Security is called for redemption, the holder may convert such Security at anytime before the close of business on the tenth (10th) calendar day immediately preceding the redemption date, or, if such date is not a Business Day, then the close of business on the next succeeding day which is a Business Day. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount to be converted by the conversion price in effect on the conversion date, and rounding the result to the nearest 1/l00th of a share.

     The initial conversion price is $1.50 per share, subject to adjustment as provided in this Article 6.

     A Holder may convert a portion of a Security if the portion is $1,000 or a whole multiple of $1,000.

     6.2  CONVERSION PROCEDURE. To convert a Security a Holder must
(1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to the Company, (3) furnish the endorsements and transfer documents required by the Company and
(4) pay any transfer or similar tax required. The date on which the Holder satisfies all those requirements in respect of a Security is the conversion date of that Security. As soon as is reasonably practical on or after the conversion date, the Company shall deliver a certificate for the number of full shares of Common Stock issuable upon the conversion of that Security and a check for any fractional share. The Person in whose name the certificate is registered shall be treated as a shareholder of record on and after the conversion date.

     No payment will be made for accrued interest on a converted Security (other than the payment of interest to the Holder of a Security at the close of business on a record date pursuant to
Article 1 hereof) unless at the time of conversion such Security has been called for redemption pursuant to Article 4 hereof, in which case the Holder of such Security shall be entitled to interest accrued thereon to the date of conversion. Upon conversion, no payment or adjustment will be made for dividends or distributions on any Common Stock issued upon conversion of any Security.

     If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted.

     Upon surrender of a Security that is converted in part, the Company shall execute for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

     If the last day on which a Security may be converted is a Legal Holiday in a place where the Company is located, the Security may be surrendered to the Company on the next succeeding business day that is not a Legal Holiday with the same force and effect as if surrendered on such last day.

     6.3 FRACTIONAL SHARES. The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead the Company will deliver to the converting Securityholder its check for the current market value of the fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent.

     For purposes of this Section, the current market price of a share of Common Stock is the Quoted Price of the Common Stock on the last Trading Day prior to the conversion date.

     6.4 TAXES ON CONVERSION. If a Holder of a Security converts it, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than such Holder's.

     6.5 COMPANY TO PROVIDE STOCK. The Company shall reserve at all times and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, enough shares of Common
Stock to permit the conversion of the Securities.

     All shares of Common Stock which may be issued upon conversion of the Securities shall be fully paid and nonassessable.

     The Company shall endeavor to comply with all applicable securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities and shall endeavor to list such shares on each national securities exchange on which the Common Stock is listed, or to have such shares approved for quotation on the Nasdaq National Market or other over-the-counter market on which the Common Stock is traded.

     6.6  ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the Company:

          (1) issues any shares of its capital stock as a dividend (or other distribution) on its Common Stock;

          (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (3) combines its outstanding shares of Common Stock into a smaller number of shares; or

          (4) issues by reclassification of its Common Stock any shares of its capital stock,

then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted will receive the number of shares of capital stock of the Company which would have been received (and if there is more than one class of such capital stock, then shares of each class in the same proportions that would have been received) upon consummation of such action by a Holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such action.

     The adjustment described in the preceding paragraph shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     If after an adjustment a Holder of a Security may receive shares of two or more classes of capital stock of the Company upon conversion of such Security, the Company shall determine the allocation of the adjusted conversion price between or among those classes of capital stock. After such allocation, the conversion privilege and the conversion price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article.

     6.7 ADJUSTMENT FOR RIGHTS ISSUE. If the Company distributes any rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as defined in Section 6.11) on the Rights Record Date (as defined below), the conversion price shall be adjusted in accordance with the following formula:

                                 0 + (N x P)
                                 -----------
                    AC = CC x        M
                              -------------
                              0 + N

          where:

               AC = the adjusted conversion price.

               CC = the current conversion price.

               0  = the number of shares of Common Stock
                    outstanding on the Rights Record Date.

               N  = the number of additional shares of Common
                    Stock offered.

               P  = the offering price per share of the additional
                    shares.

               M  = the current market price per share of Common
                    Stock on the Rights Record Date.

          The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants (the "Rights Record Date").

     6.8 ADJUSTMENT FOR CERTAIN DISTRIBUTIONS. Subject to the last paragraph of this Section 6.8, if the Company distributes to all holders of its Common Stock of cash, debt securities (or other evidences of indebtedness) or other assets (excluding dividends or distributions for which adjustment is required to be made under
Section 6.9), the conversion price shall be reduced in accordance with the following formula:

                         AC = CC x M - P
                                   -----
                                     M

          where:

               AC = the adjusted conversion price.

               CC = the current conversion price.

               M  = the current market price per share of Common
                    Stock on the Relevant Record Date (as defined below).

               P  = the aggregate fair market value on the
                    Relevant Record Date (as determined in good faith by the Board of Directors) of the cash, debt securities (or other evidences of indebtedness) or other assets distributed applicable to one share of Common Stock.

     The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution (the "Relevant Record Date").

     No adjustment will be made with respect to this Section 6.8 if, in lieu of such adjustment, the holders of the Securities, upon conversion, will be entitled to receive, in addition to the shares of Common Stock into which such Securities are convertible, the kind and amount of debt securities (or other evidences of indebtedness) or other assets comprising the distribution that such holders would have received had they converted their Securities immediately prior to the Record Date.

     6.9 ADJUSTMENT FOR ALL CASH DISTRIBUTION. Subject to the last two paragraphs of this Section 6.9, if the Company shall pay or make a dividend or other distribution consisting exclusively of cash to all holders of its Common Stock, the conversion price shall be reduced in accordance with the following formula:

                    AC = CC x M - C
                              -----
                                M

          where:

               AC = the adjusted conversion price.

               CC = the current conversion price.

               M  = the current market price per share of Common
                    Stock on the date fixed for payment of such distribution.

               C  = the amount of cash so distributed and not
                    excluded (as provided below) applicable to one share of Common Stock.

     The adjustment shall become effective immediately prior to the opening of business on the day following the date fixed for payment of such distribution.

     6.10 ADJUSTMENT FOR TENDER OR EXCHANGE OFFER. Subject to the last paragraph of this Section 6.10, in the event that a tender or exchange offer (other than an odd-lot offer) made by the Company or any subsidiary of the Company for all or a portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors) that, as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer, exceeds 105% of the current market price per share of Common Stock on the trading day next succeeding the Expiration Time, the conversion price shall be reduced in accordance with the following formula:

                    AC = CC x    O x M
                              ----------
                              P + (T x M)

          where:

               AC = the adjusted conversion price.

               CC = the current conversion price.

               O  = the number of shares of Common Stock
                    outstanding (including any tendered or
                    exchanged shares) at the Expiration Time.

               P  = the fair market value of the aggregate
                    consideration payable to shareholders of
                    Common Stock based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares of Common Stock validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares of Common Stock so accepted, up to any such maximum, being referred to as the "Purchased Shares").

               T  = the number of shares of Common Stock
                    outstanding (less any Purchased Shares) on the Expiration Time.

               M  = the current market price per share of Common
                    Stock on the trading day next succeeding the Expiration Time.

     The adjustment shall become effective immediately prior to the opening of business on the day following the Expiration Time.

     In the event that the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the conversion price shall again be adjusted to be the conversion price which would then be in effect if such tender or exchange offer had not been made.

     6.10A     ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCES TO
RESTRICTED PURCHASERS. (a) If and whenever after the date hereof the Company shall issue or sell, or shall in accordance with
Section 6.10B be deemed to have issued or sold, any shares of Common Stock to (i) Jesup & Lamont Capital Markets, Inc. or any party who is an affiliate thereof or (ii) any Person who is a beneficial owner (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of more than five percent (5%) of the issued and outstanding shares of Common Stock of the Company (each, a "Restricted Purchaser") for a consideration per share (the "Adjusted Conversion Price") less than the then existing conversion price per share (initially, $1.50 per share) on the date which is the earlier of the date immediately preceding (i) the date of such issue or sale or (ii) the date of the announcement of such issue or sale, then, forthwith upon such issue or sale, the conversion price applicable to the Debenture shall, subject to Section 6.10B, be reduced to the Adjusted Conversion Price.

          (b) Notwithstanding the provisions of this Section 6.10A and Section 6.10B, no adjustment of the conversion price (other than pursuant to Section 6.10(B)(c)) shall be required as a result of (i) the issuance of shares of Common Stock upon conversion of the Debenture, (ii) the issuance of Common Stock in an underwritten public offering, (iii) the issuance of Common Stock or derivative securities exchangeable, exercisable or convertible into Common Stock pursuant to the terms of the Company's Series A Cumulative Convertible Preferred Stock ("Series A Preferred") (PROVIDED, HOWEVER, except as set forth in subparagraph (iv) hereof, adjustment to the conversion price shall be applicable for all new issuances of Series A Preferred), (iv) the payment of payment-in-kind dividends on the Series A Preferred, (v) the issuance of Common Stock or Convertible Securities (as defined in Section 6.10B(g)) to Northstar High Total Return Fund or any other fund advised by Northstar Investment Management, or (vi) the exercise or conversion of any derivative security outstanding on August 13, 1997 and held by any present or past employee, officer or director of the Company.

     6.10B     EFFECT OF CERTAIN EVENTS ON CONVERSION PRICE.  For
purposes of determining the Adjusted Conversion Price under Section 6.10A, the following shall be applicable:

          (a) ISSUANCE OF OPTIONS. In case at any time the Company shall in any manner grant any Options (including Options for Convertible Securities) to a Restricted Purchaser, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities

     (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options)

shall be less than the current conversion price determined as of the earlier of the date immediately preceding (i) the date of granting such Options or (ii) the date of any announcement of the granting of such Options, THEN the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of grant of such Options) be deemed to be outstanding and to have been issued for such price per share. No adjustment of the conversion price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, except as otherwise provided in Section 6.10B(c).

          (b)  ISSUANCE OF CONVERTIBLE SECURITIES.  In case the
Company shall in any manner issue or sell any Convertible
Securities to a Restricted Purchaser, and the price per share for which Common Stock is issuable upon such conversion or exchange of such Convertible Securities

     (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by
     (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities)

shall be less than the current conversion price on the date which is the earlier of the date immediately preceding (i) the date of such issue or sale of Convertible Securities or (ii) the date of the announcement of such issue or sale of such Convertible Securities, THEN the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share. Except as otherwise provided in Section 6.10B(c), no adjustment of the conversion price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the conversion price have been made or are to be made pursuant to other provisions of this Section 6.10B, no further adjustment of the conversion price shall be made by reason of such issue or sale.

          (c) CHANGE IN OPTION OR CONVERSION PRICE. If the purchase price provided for in any Option referred to in Section 6.10B(a), the additional consideration, if any, payable upon conversion or exchange of any Convertible Securities referred to in
Section 6.10B(a) or 6.10B(b), or the rate at which any Convertible Securities referred to in Section 6.10B(a) or 6.10B(b) are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in this Section

6.10B or in Sections 6.6 through 6.10A), then the conversion price in effect at the time of such change shall forthwith be adjusted to the conversion price which would have been in effect at such time had such Option or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

          (d) TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE SECURITIES. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities (without any exercise of such Option or right to convert or exchange), the Adjusted Conversion Price then in effect hereunder shall forthwith be adjusted to the conversion price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. No increase in the conversion price made pursuant to this paragraph (d) shall exceed the amount of any decrease in the conversion price effected pursuant to other provisions of this Section 6.10B in respect of such unexercised expired or terminated Options or Convertible Securities, the purpose of this Section 6.10B(d) being to reverse any adjustments in the conversion price previously made pursuant to other provisions of this Section 6.10B in respect of such unexercised expired or terminated Options or Convertible Securities.

          (e) CALCULATION OF CONSIDERATION RECEIVED. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the aggregate proceeds payable to the Company therefor, prior to deduction of any expenses incurred and any underwriting commission or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of consideration other than cash received by the Company shall be deemed to be the fair value, determined in good faith by the Board of Directors, of such consideration except where such consideration consists of securities, in which case the amount of the consideration received by the Company shall be deemed to be the current market price thereof as of the date of receipt. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value, determined in good faith by the Board of Directors, of such portion of the net assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

          (f) HOLDERS AGREEMENTS NOT TO AMEND. It is expressly acknowledged and agreed that neither Section 6.10A nor Section 6.10B shall be deemed to amend or adjust the conversion price if the Company shall obtain the written consent of the Holders of at least a majority in aggregate principal amount of the Securities prior to the issuance of Common Stock, Options or Convertible Securities, as the case may be.

          (g)  "CONVERTIBLE SECURITIES."  As used herein
"Convertible Securities" shall mean any stock or other securities convertible into or exchangeable for Common Stock issued after the date hereof, whether or not the right to convert or exchange the same is immediately exercisable.

          (h) "OPTIONS." As used herein, "Options" shall mean any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or Convertible Securities issued after the date hereof, whether or not such Options are immediately exercisable.

          (i) "PRIOR ADJUSTMENT TO CONVERSION PRICE. No action, issuance or other matter covered by Section 6.10A or Section 6.10B shall be deemed to amend or adjust the conversion price of the Debentures if or to the extent the same action, issuance or other matter is also covered by Section 6.6, 6.7, 6.8, 6.9 or 6.10 and such action, issuance or other matter shall thereupon result in the amendment or adjustment of the then current conversion price.

     6.11 CURRENT MARKET PRICE. For purposes of Sections 6.7, 6.8,
6.9 and 6.10, the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the date in question and the Trading Day before the "ex" date, if any, with respect to the issuance or distribution requiring such computation. The term "'ex' date," when used with respect to any issuance or distribution, means the first Trading Day on which the Common Stock trades regular way in the market from which the Quoted Price is then to be determined without the right to receive such issuance or distribution.

     6.12 WHEN ADJUSTMENT MAY BE DEFERRED. No adjustment in the conversion price need be made unless the adjustment would require an increase or decrease of at least 1% in the conversion price then in effect. Any adjustments which are not made shall be carried forward and taken into account in any subsequent adjustment.

     All calculations under this Article shall be made to the nearest cent or to the nearest 1/l00th of a share, as the case may be.

     6.13 STOCKHOLDER RIGHTS PLAN. In the event the Company implements a stockholder rights plan, such rights plan shall provide that upon conversion of the Securities, the Holders will receive, in addition to the Common Stock issuable upon such conversion, the rights issued under such rights plan (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion), PROVIDED, that such Holder would not be an ineligible Person pursuant to such plan.

     6.14 WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for (i) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest; (ii) a change in the par value (including a change to no par value) of the Common Stock;
(iii) the repurchase of shares of Common Stock pursuant to the provisions of employee and incentive stock option plans; and (iv) the payment of in-kind dividends to holders of the Company's Series A Cumulative Convertible Preferred Stock.

     To the extent the Securities become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

     Notwithstanding any provision to the contrary in this Security, no adjustment shall be made in the conversion price which would have the effect of reducing the conversion price below the par value of the Common Stock.

     6.15 NOTICE OF ADJUSTMENT. Whenever the conversion price is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment together with a statement of the facts requiring the adjustment and the manner of computing it. In the absence of manifest error, such notice shall be presumptive evidence that the adjustment is correct.

     6.16 VOLUNTARY REDUCTION. The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period. Notwithstanding any provision to the contrary in this Security, the reduction of the conversion price pursuant to this Section 6.16 shall not require the consent of any Securityholder.

     Whenever the conversion price is reduced, the Company shall mail to Securityholders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced conversion price takes effect. The notice shall state the reduced conversion price and the period during which it will be in effect.

     A reduction of the conversion price does not change or adjust the conversion price otherwise in effect for purposes of Sections
6.6 through 6.10.

     6.17 NOTICE OF CERTAIN TRANSACTIONS. If:

          (1) the Company takes any action which would require an adjustment in the conversion price pursuant to Section 6.08 and if the Securityholders are, in lieu thereof, participants therein;

          (2) the Company takes any action of the nature specified in Section 6.18; or

          (3) there is a dissolution or liquidation of the Company,

the Company shall mail to Securityholders a notice stating the record date for any such distribution or the effective date of any such subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section.

     6.18 CONSOLIDATION, MERGER OF THE COMPANY OR TRANSFER OR LEASE. If the Company is a party to a consolidation, merger or transfer or lease of assets subject to Section 9.11 or a merger which reclassifies or changes its outstanding Common Stock, the Person formed by such consolidation or resulting from such merger or which assumes or leases such assets shall assume this Security and the obligations hereunder.

     As a condition of such consolidation, merger, transfer or lease, lawful and adequate provisions shall be made whereby each Holder of a Security may convert the Securities into the kind and amount of securities, cash or other assets receivable upon the consolidation, merger, transfer or lease by a holder (other than any party to such transaction or any of its affiliates) of the number of shares of Common Stock into which such Security might have been converted immediately before the effective date of such transaction, assuming such holder of Common Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, transfer or lease (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, transfer or lease is not the same for each share of Common Stock held immediately prior to such consolidation, merger, transfer or lease by others than the parties to such transaction or their affiliates and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, transfer or lease by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). The Company will not effect any such consolidation, merger, transfer or lease, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation assuming or leasing such assets shall assume, by executed written instrument, a copy of which is mailed or delivered to each Securityholder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder the amount of securities, cash or other assets as, in accordance with the foregoing provisions, such Holder would be entitled to receive upon conversion of such Holders' Security. Such instrument shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. If the issuer of securities deliverable upon conversion of Securities is an affiliate of the surviving, transferee or lessee corporation, that issuer shall also execute such instrument. The successor Company shall mail to each Securityholder a notice briefly describing the terms of such instrument.

     If this Section applies to a particular event, Section 6.6 shall not apply to such event.

     6.19 COMPANY DETERMINATION FINAL. Subject to compliance with the terms of the Securities, any determination which the Company or its Board of Directors must make pursuant to Section 6.3, 6.6, 6.8, 6.10, 6.10A, 6.10B, 6.11 or 6.12 shall be conclusive.

7.   REPURCHASE AT OPTION OF HOLDER UPON AN INCURRENCE EVENT.

     7.1 REPURCHASE UPON AN INCURRENCE EVENT. The Company covenants and agrees that, in the event that (i) the Company or any of its Subsidiaries incurs Indebtedness (other than Additional Permitted Indebtedness or Indebtedness under the Securities),
(ii) the Pro Forma Interest Coverage of the Company and its Subsidiaries on a consolidated basis, would be less than 2.0:1 and
(iii) the average closing sale price of the Common Stock is less than $2.00, adjusted for splits, combinations, reclassifications or similar events, for the twenty Trading Days prior to the incurrence of such Indebtedness (the occurrence of all of (i), (ii) and (iii), an "Incurrence Event"), each Holder will have the right, at such Holder's option, to require the Company to repurchase all, or any portion that is an integral multiple of $1,000, of such Holder's Securities on the Incurrence Repurchase Date (as defined in Section 7.3 below) selected as provided below at a repurchase price which is equal to 100% of the principal amount of such Securities plus accrued interest to the Incurrence Repurchase Date.


     The Company shall comply with the requirements of Rule 13e-4 and Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Securities pursuant to this Article 7. To the extent the provisions of any securities laws or regulations conflict with the provisions under this Article 7, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Article 7 by virtue thereof.

     7.2 NOTICES, ETC. Unless the Company shall have theretofore called for redemption all the outstanding Securities, on or before the 30th day after the occurrence of an Incurrence Event, the Company shall mail to each Holder at such Holder's address appearing in the Securities register a written notice (the "Company Incurrence Notice") describing the occurrence of the Incurrence Event and of the repurchase right set forth herein arising as a result thereof, as well as stating the final date by which the Securities must be surrendered for repurchase, the conversion price then in effect, the Incurrence Repurchase Date, the repurchase price and the procedure which the Holder must follow to elect repurchase. The Company shall cause a copy of such notice of the repurchase right to be sent at least once to the Dow Jones News Service or similar business service in the United States.

     No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

     7.3 EXERCISING REPURCHASE RIGHT. (a) To elect repurchase of any Securities or portion thereof, the Holder will be required to surrender, on or before the Final Incurrence Surrender Date (as defined below), to the Company, such Security duly endorsed or assigned to the Company or in blank, together with written notice of the Holder's election to have the Company repurchase all or any $1,000 portion of such Security specified in such notice. Election of repurchase by a Holder shall be irrevocable. "Final Incurrence Surrender Date" shall mean the date which is, subject to any contrary requirements of applicable law, 60 days after the date of mailing of the Company Incurrence Notice. "Incurrence Repurchase Date" shall mean the date selected by the Company for the repurchase of the Securities that is not less than 10 and not more than 30 days after the Final Incurrence Surrender Date.

          (b) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the repurchase price in cash to the Holder on the Incurrence Repurchase Date; PROVIDED, HOWEVER, that installments of interest that mature on or prior to the Incurrence Repurchase Date shall be payable in cash to the Holders of such Securities, registered as such at the close of business on the relevant record date specified in the Securities according to the terms and provisions of Article 1.

          (c) If any Security surrendered for repurchase shall not be so paid on the Incurrence Repurchase Date, the principal amount which is payable at maturity shall, until the repurchase price (as calculated at the date of payment) is paid, continue to bear interest from the Incurrence Repurchase Date at the rate borne by the Security and each such Security shall continue to remain convertible into Common Stock until said repurchase price shall have been paid to the Holder.

          (d) Any Security which is to be repurchased only in part shall be surrendered to the Company (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the holder thereof or his attorney duly authorized in writing), and the Company shall execute and deliver to the Holder without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

8.   AMENDMENT, SUPPLEMENT, WAIVER.

     8.1 WITHOUT CONSENT OF HOLDERS. The Company may amend or supplement the Securities without the consent of any
Securityholder:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein; or

          (2) to add to the covenants of the Company for the benefit of the Holders of the Securities or to surrender any right or power herein conferred upon the Company; or

          (3) to permit or facilitate the issuance of Securities in uncertificated form; or

          (4) to cure any ambiguity or defect in and to correct or supplement any provision in any Security that may be inconsistent with any other provision in the Security;
     PROVIDED, HOWEVER, that any such action pursuant to this clause (4) shall not adversely affect the interests of the Holders of Securities in any material respect.

     8.2 WITH CONSENT OF HOLDERS. The Company may amend or supplement the Securities with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities, and the Holders of a majority in aggregate principal amount of the Securities may waive compliance by the Company with any provision of the Securities. However, without the consent of each Securityholder affected, an amendment, supplement or waiver under this Section may not:

          (1) change the stated maturity date of the principal of, or interest on, any Security or adversely affect the right of a Holder to convert any Security;

          (2) reduce the principal amount of, or premium, if any, or interest on, any Security;

          (3) change the currency for payment of principal of, or interest on, any Security;

          (4) impair the right to institute suit for the enforcement of any payment on or with respect to any Security;

          (5) reduce the amount of Securities whose Holders must consent to an amendment or supplement hereto or the waiver of defaults or compliance hereunder;

          (6)  make any change in Sections 10.4, 10.5 or this
     Section 8.2 (second sentence); or

          (7) amend, modify or change in any material respect the obligation of the Company to offer to repurchase the Securities in the event of a Fundamental Change or an Incurrence Event or modify any of the provisions or definitions with respect thereto after a Fundamental Change or an Incurrence Event, as the case may be, has occurred.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof. The Company may establish a record date for determining Securityholders of record entitled to give any consent or waiver.

     After an amendment or supplement under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing the amendment or supplement. Any failure of the Company to mail each such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any amendment or supplement.

     8.3 REVOCATION AND EFFECT OF CONSENTS. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder. However, any Holder or subsequent Holder may revoke the consent as to such Security or portion of a Security if the Company receives the notice of revocation before the date on which it receives the consent of the requisite principal amount of the Securities. Notwithstanding the foregoing, if a record date has been established for the purpose of determining Securityholders entitled to consent, such written notice of revocation must be signed by the Securityholder of record as of the record date or his duly appointed proxy.

     8.4 NOTATION ON OR EXCHANGE OF SECURITIES. The Company may place an appropriate notation relating to an amendment, supplement or waiver on any Security thereafter executed. The Company in exchange for all Securities may issue new Securities that reflect the amendment, supplement or waiver. Failure to make such notation or issue such new Securities shall have no effect on such amendment, supplement or waiver.

9.   COVENANTS

     9.1 PAYMENT OF SECURITIES. The Company shall pay the principal of and premium, if any, and interest on, the Securities on the dates and in the manner provided herein.

     The Company shall pay interest on overdue principal and premium, if any, at 10% per annum; it shall pay interest on overdue installments of interest at the same rate per annum to the extent lawful.

     9.2 SEC REPORTS. Notwithstanding that the Company may not be subject to or required to remain subject to, the reporting requirements of Section 13 or 15(d) of the Exchange Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, the Company shall continue to file with the Commission such annual and interim reports (each including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants) on Forms 10-K and Q, respectively, as the Company would be required to file were it subject to such reporting requirements within the time periods prescribed under such rules and regulations, and all reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports. The Company shall not be obligated to file any such reports with the Commission if the Commission does not permit such filings but shall remain obligated to provide such reports to the Holders within the periods of time referred to above. The Company shall provide to any Holder of Securities any information reasonably requested by the Holder concerning the Company (including financial statements) necessary in order to permit such Holder to transfer Securities in accordance with Rule 144A promulgated under the Securities Act. In addition, the Company shall cause its annual reports to shareholders and any quarterly or other financial reports furnished by it to shareholders generally to be mailed at the expense of the Company no later than the date such materials are mailed or made available to the Company's shareholders, to the Holders at their addresses as set forth in the register of Securities maintained by the Registrar.

     9.2A COMPLIANCE CERTIFICATE. The Company shall deliver to each Holder within 120 days after the end of each fiscal year of the Company, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Security. For purposes of this Section 9.2A, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Security. The first certificate pursuant to this Section shall be for the year ending December 31, 1997.

     9.3 CORPORATE EXISTENCE. Subject to Section 9.11, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchise; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

     9.4 NOTICE OF DEFAULTS. In the event that indebtedness for borrowed money of the Company in an amount in excess of $10,000,000 is accelerated because of the occurrence of any default under such indebtedness, the Company will promptly give written notice to the Holders of such failure or acceleration, as the case may be, or of the occurrence of an event which, with the giving of notice or the passage of time, or both, would entitle the holder or holders of such indebtedness to declare such indebtedness due and payable before its maturity.

     9.5 LIMITATION ON LIENS. The Company will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Liens (other than Permitted Liens) of any kind against or upon any of their respective property or assets, or any proceeds therefrom, unless (i) in the case of Liens on property, assets or proceeds securing Indebtedness that is expressly subordinate or junior in right of payment to the Securities, the Securities are secured by a Lien on such property, assets or proceeds that is senior in priority to such Liens and (ii) in all other cases, the Securities are equally and ratably secured.

     9.6 LIMITATION ON ACQUISITIONS. The Company will not, and will not permit any Subsidiary to, acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or any division, operating unit, line of business or subdivision thereof (each an "Entity"), in a single transaction or series of related transactions (an "Acquisition"), for total consideration in excess of $2,000,000 unless the fair market value at the time of entering into such transaction (as evidenced by, in the case of consideration other than cash or Common Stock of the Company ("Non-Cash Consideration"), (i) a resolution of the Board of Directors of the Company if the fair market value of such Non-Cash Consideration is less than or equal to $1,000,000 or (ii) an opinion issued by a nationally recognized investment banking firm, nationally recognized telecommunications industry consultant or nationally recognized independent public accounting firm if the fair market value of such Non-Cash Consideration is greater than $1,000,000) of the total consideration given for such Acquisition is less than 200% of the Annualized Revenues of the Entity acquired.
"Annualized Revenues" for any such Entity shall mean the product of
(i) revenues of such Entity for the most recent fiscal quarter for which financial statements are available, calculated on a basis consistent with such Entity's most recent audited annual statements (except for the absence of footnotes and subject to normally recurring year-end audit adjustments) or, if not available, actual billings for such period, and (ii) four.

     9.7 LIMITATIONS ON RESTRICTED PAYMENTS. The Company will not, and will not permit any Subsidiary to, directly or indirectly, make any Restricted Payment, unless at the time of and immediately after giving effect to the proposed Restricted Payment (with the value of any such Restricted Payment, if other than cash, to be determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors (including a majority of the Independent Directors),
(i) no Default or Event of Default (and no event that, after notice or lapse of time, or both, would become an "event of default" under the terms of any Indebtedness of the Company or its Subsidiaries) shall have occurred and be continuing or would occur as a consequence thereof, and (ii) the aggregate amount of all Restricted Payments made after the Issue Date shall not exceed the sum of (a) 50% of cumulative Consolidated Net Income of the Company (or if cumulative Consolidated Net Income is a loss, less 100% of such loss) from the Issue Date to the last day of the full fiscal quarter for which financial information is available (but in no event ending more than 135 days prior to the date of such proposed Restricted Payment), plus (b) the aggregate amount of all net cash proceeds received after the Issue Date by the Company from the issuance and sale (other than to a Subsidiary) of Capital Stock (other than Disqualified Capital Stock).

     The foregoing provisions will not prohibit (a) so long as there is no Default or Event or Default continuing, the payment of any dividend within 60 days after the date of declaration thereof, if at such declaration date such payment would have been permitted under the terms of this Security, and such payment shall be deemed to have been paid on such date of declaration for purposes of clause (ii) of the preceding paragraph, (b) the payment of dividends on, or the redemption or repurchase of, the 180,000 shares of the Company's Series A Cumulative Convertible Preferred Stock outstanding on December 31, 1996, and any additional shares of Series A Preferred Stock, issued as pay-in-kind dividends thereon, (c) the repurchase at below then current fair market value (based on the average closing price of the Common Stock for the twenty trading days preceding such repurchase) of employee and director options or shares in accordance with the Company's stock option plans or agreements related thereto, (d) pay cash in lieu of fractional shares for stock splits, reverse stock splits and recapitalizations and upon conversions of Capital Stock or the Securities or
(e) redeem, repurchase of otherwise prepay up to $300,000 of subordinated Indebtedness of the Company outstanding as of the Issue Date.

     9.8 LIMITATION OF TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate of the Company (other than the Company or a Subsidiary of the Company) unless (i) such transaction or series of transactions is on terms that are no less favorable to the Company or such Subsidiary, as the case may be, than would be available in a comparable transaction in arm's-length dealings with an unrelated third party, and (ii) with respect to any transaction or series of transactions involving aggregate payments in excess of $500,000, the Company delivers to the Holders an Officers' Certificate certifying that such transaction or series of related transactions complies with clause (i) above and that such transaction or series of related transactions has been approved by a majority of the members of the Board of Directors of the Company and approved by a majority of the Independent Directors. Notwithstanding the foregoing, this provision will not apply to (i) employment agreements or compensation or employee benefit arrangements with any officer, director or employee of the Company entered into in the ordinary course of business on customary terms (including customary benefits thereunder), (ii) any transaction entered into by or among the Company or one of its subsidiaries with one or more subsidiaries of the Company, (iii) payment of reasonable and customary fees to directors of the Company who are not employees of the Company and the payment of reasonable and customary compensation for director and Board of Director observer fees, meeting expenses, insurance premiums and indemnities to the extent permitted by law, and (iv) issuance and repurchase of stock options (and shares of Capital Stock upon exercise thereof) pursuant to stock options plans and agreements related thereto and loans or advances to employees for relocation or travel expenses in the ordinary course of business on customary terms.

     9.9 CONDUCT OF BUSINESS. The Company and its Subsidiaries will not engage in any businesses which are not the same, similar, ancillary, complementary or related to the businesses in which the Company and its Subsidiaries are engaged on the Issue Date.

     9.10 LIMITATION ON INCURRENCE OF SUBORDINATED INDEBTEDNESS. The Company will not issue any Indebtedness subordinate or junior in right of payment to the Securities that matures, or requires any mandatory payment of principal, prior to 120 days after the final maturity of the Securities, other than any such subordinate or junior Indebtedness which is issued by the Company as part of the purchase consideration paid to the seller of any stock, assets or property to the Company or any of its Subsidiaries.

     9.11 WHEN COMPANY MAY MERGE, ETC. The Company shall not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets to, any Person unless:

          (1) the Company is the surviving Person or that Person is a corporation organized under the laws of the United States, any state thereof or the District of Columbia or a corporation or comparable legal entity organized under the laws of a foreign jurisdiction and whose equity securities are listed on a national securities exchange in the United States or authorized for quotation on the Nasdaq National Market;

          (2) that Person assumes all the obligations of the Company under the Securities, except that it need not assume the obligations of the Company as to conversion of Securities if pursuant to Section 6.18, the Company or another Person agrees to deliver securities, cash or other assets upon conversion of Securities;

          (3) immediately after giving effect to such transaction, no Default shall have occurred and be continuing; and

          (4) the Company has delivered to the Holders an Officers' Certificate stating that such consolidation, merger, transfer or lease and such assumption comply with this Article and that all conditions precedent herein provided for related to such transaction have been complied with.

     The surviving, transferee or lessee corporation shall be the successor Company. Upon compliance with these provisions by a successor or transferee corporation or entity, the Company shall be released from its obligations under the Securities.

10.  DEFAULTS AND REMEDIES.

     10.1 EVENTS OF DEFAULT. An "Event of Default" occurs if:

          (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the Default continues uncured for a period of 30 days;

          (2) the Company defaults in the payment of (A) principal of or premium, if any, on any Security when the same becomes due and payable, whether at maturity, upon redemption or otherwise, or (B) the Repurchase Price in respect of any Security when due;

          (3) the Company fails to comply with any of its other covenants or agreements set forth in this Security and the Default continues for the period and after the notice specified below;

          (4) the Company defaults with respect to any indebtedness for borrowed money of the Company, which default results in acceleration of any such indebtedness which is in an amount of in excess of $10,000,000;

          (5) the Company pursuant to or within the meaning of any Bankruptcy Law (as defined below):

               (A)  commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a Custodian (as defined below) of it or for all or substantially all of its property, or

               (D) makes a general assignment for the benefit of its creditors; or

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A)  is for relief against the Company in an
          involuntary case,

               (B) appoints a Custodian of the Company or for all or substantially all of its property, or

               (C)  orders the liquidation of the Company,

     and the order or decree remains unstayed and in effect for 90 consecutive days.

The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term
"Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     A Default under clause (3) above is not an Event of Default until the Holders of at least 25% in principal amount of the Securities notify the Company in writing of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default". When a Default is cured, it ceases to exist.

     10.2 ACCELERATION. If any Event of Default described in
Section 10.1(1) through (4) occurs and is continuing, the Holders of at least 25% in aggregate principal amount of the outstanding Securities, by written notice to the Company, may declare the principal of and accrued interest on all Securities to be due and payable. Upon such declaration such principal and interest shall be due and payable immediately. If any Event of Default described in Section 10.1(5) or 10.1(6) occurs the principal of and accrued interest on all Securities shall automatically become due and payable, without any action required of the Holders. The Holders of a majority in principal amount of the Securities by written notice to the Company may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration, if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

     10.3 OTHER REMEDIES. A delay or omission by any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.

     10.4 WAIVER OF PAST DEFAULTS. Subject to Sections 8.2 and 10.5, the Holders of a majority in aggregate principal amount of the Securities by written notice to the Company may waive an existing Default and its consequences except a Default in the payment of the principal of or premium, if any, or interest on any Security as specified in clauses (1) and (2) of Section 10.1 or a Default under Article 6. When a Default is waived, it is cured and ceases to exist.

     10.5 RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision hereof, the right of any Holder to receive payment of the principal of and premium, if any, and interest on this Security on or after the respective due dates expressed in this Security, and to convert such Security in accordance with
Article 6, or to bring suit for the enforcement of any such payment on or after such respective due dates and such right to convert, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

11.  DEFINITIONS.

     Capitalized terms used herein and not otherwise defined shall have the following meanings:

          "1996 Indenture" means the Indenture dated as of August
12, 1996 between the Company and U.S. Trust Company of New York in relation to the issuance of the Company's $27,200,000 aggregate principal amount of 10% Convertible Notes due 2006.

          "1996 Securities" means the securities described in and issued, authenticated and delivered under the 1996 Indenture.

          "Additional Permitted Indebtedness" means any Indebtedness incurred by the Company or its Subsidiaries, as the same may be amended, modified, renewed, refunded, replaced or refinanced from time to time, where the aggregate principal amount of borrowings available or Indebtedness outstanding thereunder does not exceed (i) 85% of the consolidated inventory and accounts receivable (excluding accounts receivable subject to third party accounts receivable billing arrangements or overdue for more than 90 days) of the Company and its Subsidiaries determined on a pro forma basis as if any acquisition or disposition of stock or assets to be made on or about the time of any required calculation of Additional Permitted Indebtedness had occurred plus (ii) the product of (a) consolidated revenues of the Company and its Subsidiaries for the most recent six-month period for which financial statements are available, calculated in accordance with GAAP (except for the absence of footnotes and subject to normally recurring year-end audit adjustments) and determined on a pro forma basis as if any acquisition or disposition of stock or assets had occurred at the beginning of such six-month period and (b) 2/3.

          "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Board of Directors" or "Board" means the Board of Directors of the Company or any duly authorized committee of the Board.

          "Business Day" means any day that is not a Legal Holiday.

          "Capital Lease Obligations" of any Person means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease for property leased by such Person that would at such time be required to be capitalized on the balance sheet of such Person in accordance with GAAP.

          "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person, including any capital stock that has preferential rights to any other capital stock with respect to dividends or redemption or upon liquidation.

          "Common Stock" means shares of the common stock, par value $.0001, of the Company as it exists at the Issue Date or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company.

          "Consolidated Interest Expense" means, with respect to any period, the sum, without duplication, of (i) the interest expense of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP consistently applied, including, without limitation,
(a) amortization of debt discount (other than debt discount in relation to debentures to be redeemed from the proceeds of the Offering), (b) the net payments, if any, under interest rate agreements (including amortization of discounts), (c) the interest portion of any deferred payment obligation and (d) accrued interest, plus (ii) the interest component of all Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by the Company and its Subsidiaries during such period (other than the interest component relating to up to $2 million of Capital Lease Obligations of the Company and its Subsidiaries), and all capitalized interest of the Company and its subsidiaries, in each case as determined on a consolidated basis in accordance with GAAP consistently applied.

          "Consolidated Net Income" means, with respect to any period, the net income (or loss) of the Company and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP consistently applied, minus (i) extraordinary net gains and net gains realized on any sale or disposition of assets during such period, minus (ii) the portion of net income (or loss) of the Company and its subsidiaries allocable to interests in unconsolidated Persons, except to the extent of the amount of dividends or distributions actually paid in cash to the Company or its subsidiaries by such Person during such period, minus (iii) the net income of any Person combined with the Company or any of its subsidiaries on a "pooling-of-interests" basis attributable to any period prior to the date of combination.

          "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

          "Disqualified Capital Stock" means that portion of any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (other than an event which would constitute a Fundamental Change), matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except, in each case, upon the occurrence of a Fundamental Change) on or prior to the final maturity date of the Securities.

          "GAAP" means, as of any date, generally accepted accounting principles in the United States and not including any interpretations or regulations that have been proposed but that have not become effective.

          "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Company's books.

          "Indebtedness" means, with respect to any Person, without duplication, and whether or not contingent, (i) all indebtedness of such Person for borrowed money or which is evidenced by a note, bond, debenture or similar instrument, (ii) all obligations of such Person in respect of letters of credit or bankers' acceptances issued or created for the account of such Person, (iii) all liabilities secured by any consensual Lien (including capital leases and Liens arising in connection with purchase money debt) on any property owned by such Person even if such Person has not assumed or otherwise become liable for the payment thereof to the extent of the lesser of the amount of the debt secured thereby or the value of the property subject to such Lien, (iv) all Disqualified Capital Stock issued by such Person after the date hereof (other than any Series A Cumulative Convertible Preferred Stock of the Company issued as a pay-in-kind dividend pursuant to the terms of the Company's Series A Cumulative Convertible Preferred Stock outstanding on the Issue Date), and (v) to the extent not otherwise included, any guarantee by such Person of any other Person's indebtedness or other obligations described in clauses (i) through (iv) above. "Indebtedness" of the Company and its Subsidiaries shall not include trade payables (including, without limitation, obligations under third party accounts receivable billing agreements) incurred in the ordinary course of business and payable in accordance with customary practices and non-interest bearing installment obligations and accrued liabilities incurred in the ordinary course of business and any current liability for federal, state, local or other taxes and inter-company indebtedness among the Company and its Subsidiaries.

          "Independent Director" means non-management directors of any Person.

          "Issue Date" means August 13, 1997, the date of original issuance of the Securities.

          "Liens" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

          "Officer" means the Chairman and Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Controller or the Secretary or Assistant Secretary of the Company.

          "Officers' Certificate" means a certificate signed by two
Officers.

          "Operating Cash Flow" means, with respect to any period, the net income (or loss) of the Company and its Subsidiaries on a consolidated basis, determined in accordance with GAAP consistently applied, plus, without duplication, (i) extraordinary net losses and net losses realized on any sale or other disposition of assets during such period, to the extent such losses were deducted in computing net income (or loss), plus (ii) provision for taxes based on income or profits, to the extent such provision for taxes was included in computing such net income (or loss), and any provision for taxes utilized in computing the net losses under clause (i) hereof, plus (iii) Consolidated Interest Expense of the Company and its subsidiaries for such period, plus (iv) depreciation, amortization and all other non-cash charges, to the extent such depreciation, amortization and other non-cash charges were deducted in computing such net income (or loss) (including amortization of goodwill and other intangibles).

          "Permitted Liens" means (i) Liens securing purchase money debt; (ii) Liens arising in connection with capital leases;
(iii) Liens in favor of the Company or any Subsidiary of the Company; (iv) Liens to secure debt of any Person which merges with or into or consolidates with or is otherwise acquired by the Company or any Subsidiary of the Company or debt encumbering any asset acquired by the Company or any Subsidiary of the Company, in either case which debt was not incurred in anticipation of, and was outstanding prior to, such merger, consolidation or acquisition;
(v) Liens outstanding on the Issue Date; (vi) Liens in favor of the trustee under the 1996 Indenture and any liens securing the 1996 Securities; (vii) Liens in connection with any Additional Permitted Indebtedness, including interest rate agreements related thereto;
(viii) Liens for taxes, assessments, governmental charges or claims which are not yet delinquent or which are being contested in good faith by appropriate proceedings, if a reserve is maintained to the extent required by GAAP; (ix) other Liens incidental to the conduct of the Company's and its Subsidiaries' business or the ownership of its property and assets not securing any debt for borrowed money, and which do not in the aggregate materially detract from the value of the Company's and its Subsidiaries' property or assets when taken as a whole, or materially impair the use thereof in the operation of its business; (x) Liens incurred or pledges and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of statutory obligations (including to secure government contracts); (xi) Liens incurred or deposits made to secure the performance of tenders, bids, leases, and other obligations of like nature (including appeal, surety and performance bonds) incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (xii) zoning restrictions, servitudes, easements, rights-of-way, restrictions and other similar charges or encumbrances incurred in the ordinary course of business which, in the aggregate, do not materially detract from the value of the property subject thereto or interfere in any material respect with the ordinary conduct of the business of the Company or its Subsidiaries; (xiii) Liens arising out of judgments or awards against the Company or any of its Subsidiaries with respect to which the Company or such Subsidiary is prosecuting an appeal or proceeding for review and the Company or such Subsidiary is maintaining adequate reserves to the extent required by GAAP;
(xiv) any interest or title of a lessor in the property subject to any lease other than a capital lease; and (xv) any statutory warehousemen's, materialmen's, mechanic's, carrier's, supplier's, vendor's or other similar Lien for sums not then due and payable (or which, if due and payable, are being contested in good faith and with respect to which adequate reserves are being maintained to the extent required by GAAP). "Permitted Liens" shall also include the extension, renewal, amendment, refinancing or refunding of debt secured by any Permitted Lien set forth above, except that in the case of the extension, renewal, amendment, refinancing or refunding of any debt secured by a Lien under clause (iv) or (v) of this definition, such Lien does not extend to any other property not contemplated by the terms of such existing Lien and the principal amount of debt so secured is not increased.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Pro Forma Interest Coverage" means, with respect to any date of determination, the ratio of (i) Operating Cash Flow for the most recent full fiscal quarter ending on or immediately prior to such date, determined on a pro forma basis as if any acquisition or disposition of stock or assets had occurred at the beginning of such quarter, to (ii) Consolidated Interest Expense for the most recent full fiscal quarter ending on or immediately prior to such date, determined on a pro forma basis in the case of each of clauses (i) and (ii) as if any obligations of the Company or its subsidiaries incurred or repaid during such quarter had been incurred or repaid at the beginning of such quarter, to the extent any such obligation gives rise to Consolidated Interest Expense.

          "Quoted Prices" of the Common Stock means the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price regular way or, in case no such sale takes place on such day, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information, or if on any such Trading Day the Common Stock is not quoted by any such organization, the average of the highest reported bid and lowest reported asked prices as available in any other over-the-counter market, or if on such Trading Day the Common Stock is not reported in any such market, the fair value of a share of Common Stock on such day, as determined in good faith by, and evidenced by a resolution of, the Board of Directors.

          "Restricted Payment" means (i) any dividend or other distribution declared or paid on any Capital Stock of the Company (other than dividends or distributions payable solely in Capital Stock of the Company); (ii) any payment to purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company, (iii) any principal payment on, purchase, defeasance, redemption or other prepayment of any Indebtedness of the Company that is subordinate or junior in right of payment to the Notes, other than any such subordinate or junior Indebtedness which is issued by the Company as part of the purchase consideration paid to the seller of any stock, assets or property to the Company or any of its subsidiaries.

          "SEC" means the Securities and Exchange Commission.

          "Subsidiary" means a corporation, a majority of the voting stock of which is owned, directly or indirectly, by the Company or by one or more Subsidiaries, or by the Company and one or more other Subsidiaries.

          "Trading Day" means each Monday, Tuesday, Wednesday,
Thursday and Friday other than any day on which securities are not traded on the principal exchange or market on which the securities in question are traded.

          Other terms shall have the meanings ascribed thereto herein.

Every effort has been made to include definitions herein for each capitalized term used in this Security; however, to the extent any capitalized term is not specifically defined herein, the parties expressly intend and do hereby agree that if there is a corresponding term contained in the 1996 Indenture, such definition shall apply as if it were contained herein.

12.  MISCELLANEOUS.

     12.1 NOTICES. Any notice or communication to the Company shall be duly given if in writing and delivered in Person or mailed by first class mail or nationally recognized overnight courier addressed as follows:

     If to the Company:  SA Telecommunications, Inc.
                         1600 Promenade Center, 15th Floor
                         Richardson, Texas  75080
                         Attention:  Vice President and
                                        General Counsel,

     with a copy to:     the Chief Financial Officer

          Any notice or communication to a Securityholder shall be mailed by first-class mail to his address as shown on the register kept by the Company. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     12.2 LEGAL HOLIDAYS. A "Legal Holiday" is a Saturday, Sunday or a day on which banking institutions in Dallas, Texas are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

     12.3 GOVERNING LAW. The laws of the State of New York shall govern the Securities without regard to principles of conflicts of law.

     12.4 NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability.

     12.5 SUCCESSORS. All agreements of the Company in the Securities shall bind its successor.

     12.6 SEVERABILITY. In case any provision in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

     12.7 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Security may not be used to interpret another debenture, loan or debt agreement of the Company or a Subsidiary. Any such debenture, indenture, loan or debt agreement may not be used to interpret this Security.

     12.8 ABBREVIATIONS. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).
     12.9 RULES OF CONSTRUCTION. Unless the context otherwise requires:

          (1)  A term has the meaning assigned to it;

          (2) An accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

          (3)  "Or" is not exclusive;

          (4) Words in the singular include the plural, and words in the plural include the singular; and

          (5) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular
     Article, Section or other subdivision.

          (6) Provisions apply to successive events and transactions.

     12.10 CHOICE OF FORUM. The Company hereby irrevocably consents to the non-exclusive personal jurisdiction, service of process and venue in the federal and state courts of the State of New York for any claim, suit or proceedings arising under this Agreement or the documents and agreements executed in connection herewith.

13.  REGISTRATION RIGHTS.

     Pursuant to the Registration Rights Agreement dated March 25, 1997, as amended by that Purchase Agreement dated August 13, 1997, between the Company and Northstar High Total Return Fund, the Company has agreed to provide the Holders of the Securities certain limited piggy-back registration rights with respect to offers and sales made by such Holders of the shares of Common Stock acquirable upon conversion of the Securities.



          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has duly executed this Debenture as of the date first written above.

                              SA TELECOMMUNICATIONS, INC.


                              By:
                                   ------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                     ----------------------------







Exhibit A Assignment Form

Exhibit B Conversion Notice

Exhibit C Option of Holder to Elect Purchase

                                                        Exhibit A
                                                        ---------

                         ASSIGNMENT FORM

     To assign this Security, fill in the form below:

     I or we assign and transfer this Security to

-----------------------------------------------------------------


-----------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint _________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date:  _______________        Your Signature:_____________________
                                             Sign exactly as your
                                             name appears on the
                                             other side of this
                                             Security)

Signature Guaranteed:____________________________________________

     In connection with any transfer of this Security occurring prior to August 13, 1999, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Security is being transferred:

                           (Check One)


(1)  [  ]      To the Company or a subsidiary thereof; or
(2)  [  ]      Pursuant to and in compliance with Rule 144A under
               the Securities Act; or
(3)  [  ]      To an institutional "accredited investor" (as
               defined in Rule 501(a)(1), (2), (3) or (7) under
               the Securities Act) that has furnished to the
               Company a signed letter containing certain
               representations and agreements (the form of which
               letter can be obtained from the Company); or
(4)  [  ]      Outside the United States to a "Foreign Person" in
               compliance with Rule 904 of Regulation S under the
               Securities Act; or
(5)  [  ]      pursuant to the exemption from registration
               provided by Rule 144 under the Securities Act; or
(6)  [  ]      pursuant to an effective registration statement
               under the Securities Act; or
(7)  [  ]      pursuant to another available exemption from the
               registration requirements of the Securities Act.

Unless one of the boxes is checked, the Company will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof;

PROVIDED that if box (3), (4), (5) or (7) is checked, the Company may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box
(3) or (4)) and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein have been satisfied.


Dated:_____________   Signed: _________________________________
                              (Sign exactly as name appears on the
                              other side of this Security)


Signature Guarantee:_____________________________________________


      TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

     The undersigned represents and warrants that it is purchasing this Debenture for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:_______________         ___________________________________
                              NOTICE:  To be executed by an
                              executive officer

                                                        Exhibit B

                        CONVERSION NOTICE


     The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

     To convert this Security into Common Stock of the Company, check the box:

                              [  ]

     To convert only part of this Security, state the amount (must be $1,000 or any whole multiple thereof):

                      $____________________

     If you want the stock certificate made out in another Person's name, fill in the form below:

_________________________________________________________________

_________________________________________________________________
(Insert other Person's social security or tax identification number)


_________________________________________________________________
(Print or type other person's name, address and zip code)

Date:______________ Your signature:______________________________
                                   (Sign exactly as your name
                                   appears on the other side of
                                   this Security)

Signature Guaranteed:____________________________________________


In connection with any transfer of the Common Stock occurring prior to August 13, 1999, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that the Common Stock is being transferred:

                           (Check One)
                            ---------


(1)  [  ]      to the Company or a subsidiary thereof; or
(2)  [  ]      pursuant to and in compliance with Rule 144A under
               the Securities Act; or
(3)  [  ]      to an institutional "accredited investor" (as
               defined in Rule 501(a)(1), (2), (3) or (7) under
               the Securities Act) that has furnished to the
               Company a signed letter containing certain
               representations and agreements (the form of which
               letter can be obtained from the Company); or
(4)  [  ]      outside the United States to a "Foreign Person" in
               compliance with Rule 904 of Regulation S under the
               Securities Act; or
(5)  [  ]      pursuant to the exemption from registration
               provided by Rule 144 under the Securities Act; or
(6)  [  ]      pursuant to an effective registration statement
               under the Securities Act; or
(7)  [  ]      pursuant to another available exemption from the
               registration requirements of the Securities Act.

Unless one of the boxes is checked, the registrar for the Common Stock will refuse to register the Common Stock in the name of any Person other than the registered Holder thereof; PROVIDED that if box (3), (4), (5) or (7) is checked, the Company or the Common Stock transfer agent may require, prior to registering any such transfer of the Common Stock, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the registrar for the Common Stock or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.


If none of the foregoing boxes is checked, the Common Stock transfer agent shall not be obligated to register Common Stock in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein shall have been satisfied.


Dated:_______________   Signed:_________________________________
                              (Sign exactly as name appears on the
                              other side of this Security)

Signature Guarantee:_____________________________________________


      TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

     The undersigned represents and warrants that it is purchasing Common Stock issuable upon conversion of this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:____________       ______________________________________
                         NOTICE:  To be executed by an executive
                         officer

                                                        Exhibit C
                                                        ---------

               OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Security purchased by the Company pursuant to the provisions hereof, check the box: [ ]

     If you want to elect to have only part of this Security
purchased by the Company pursuant to the provisions hereof, state
the amount:    $______________


Date:______________ Your signature:______________________________
                                   (Sign exactly as your name
                                   appears on the other side of
                                   this Security)


Signature Guaranteed:____________________________________________

                                         EXHIBIT D TO PURCHASE AGREEMENT


                  JUNE 30 FINANCIAL STATEMENTS

                                          EXHIBIT E TO PURCHASE AGREEMENT

                   ACCREDITED INVESTOR LETTER

                                                  August 13, 1997


SA Telecommunications, Inc.
1600 Promenade Center, 15th Floor
Richardson, Texas 75080

Ladies and Gentlemen:

     In connection with our proposed purchase of $5,000,000 principal amount of 10% Convertible Debenture Due 2006 (the
"Debenture") of SA Telecommunications, Inc., a Delaware corporation (the "Company"), we confirm that:

     1. We have received a copy of those documents constituting the Offering Memorandum (the "Offering Memorandum"), dated August 13, 1997 relating to the Debenture and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated in the section entitled "Transfer Restrictions" of such Offering Memorandum.

     2. We are purchasing the Debenture for investment, without any view to the sale or further distribution of any part thereof.

     3. We recognize that the Debenture is a highly speculative investment and that the risk of loss of all or a portion of the investment therein is high.

     4. We understand that any subsequent transfer of Debenture or the shares of common stock, par value $.0001 per share, into which the Debenture is convertible (the "Shares") is subject to certain restrictions and conditions set forth in the Debenture (as described in the Offering Memorandum) and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Debenture or the Shares except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws.

     5. We understand that the offer and sale of the Debenture has not been registered under the Securities Act or pursuant to any state securities laws, and that the Debenture or Shares may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Debenture or Shares, we will do so only (i) to the Company or any subsidiary thereof, (ii) inside the United States to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of the Securities Act) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Company, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Debenture or the Shares, as the case may be (the form of which letter can be obtained from the Company),
(iii) outside the United States in accordance with Rule 904 of Regulation S promulgated under the Securities Act (if available),

(iv) pursuant to the exemption from registration provided by Rule 144 promulgated under the Securities Act or (v) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Debenture or the Shares from us a notice advising such purchaser that any resale of the Debenture or the Shares is restricted as stated herein.

     6. We understand that, on any proposed resale of any Debenture or the Shares, we will be required to furnish to the Company such certification, written legal opinions and other information as the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and applicable law. We further understand that the Debenture purchased by us will bear a legend to the foregoing effect.

     7. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Debenture, and we and any accounts for which we are acting are each able to bear the economic risks of our or their investment, as the case may be.

     8. We are acquiring the Debenture purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

     You and your counsel are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                              Very truly yours,

                              NORTHSTAR HIGH TOTAL RETURN FUND

                              By:_____________________________
                                  Jeffrey Aurigemma
                                  Vice President